Exhibit 99.1
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UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re:	)	Chapter 11
)
MIDWEST BANC HOLDINGS, INC.,[1]	)	Case No. 10-37319
)
Debtor.	)	Judge A. Benjamin Goldgar
THIRD AMENDED JOINT PLAN OF LIQUIDATION DATED MAY 27, 2011
     The above-captioned debtor and debtor-in-possession (the “Debtor”) and the Official Committee of Unsecured Creditors (the “Committee”), hereby submit this Third Amended Joint Plan of Liquidation (the “Plan”) pursuant to section 1123 of the Bankruptcy Code:
ARTICLE I
Definitions and Rules of Construction
     1.1 Definitions. The following terms, when used in the Plan shall, unless the context otherwise requires, have the following meanings, respectively:
     1.1.1 “Administrative Claim” shall mean a Claim of a Creditor of the kind specified in section 503(b) of the Bankruptcy Code that is entitled to priority under section 507(a)(2) of the Bankruptcy Code, and shall include: (i) any actual and necessary costs and expenses incurred by the Debtor after the Petition Date with respect to preserving the Estate and operating the Debtor’s business; (ii) any Professional Fee Claims approved by the Bankruptcy Court pursuant to section 330 of the Bankruptcy Code; (iii) all fees and charges properly assessed against the Estate pursuant to 28 U.S.C. § 1930; and (iv) TOPrS Trustee Fees and Expenses incurred after the Petition Date.
     1.1.2 “Allowed Claim” or “Allowed . . . Claim” shall mean a Claim, proof of which is filed within the time fixed by the Bankruptcy Court, or that has been, or is hereafter, scheduled by the Debtor as liquidated in amount and not disputed or contingent, and to which no objection to allowance thereof has been raised or filed within any applicable period fixed by the Bankruptcy Court, or as to which a Final Order allowing such Claim has been entered.
     1.1.3 “Avoidance Action” shall mean causes of action against Persons arising under sections 502, 510, 541, 542, 544, 545, 547 through 551 and 553 of the Bankruptcy Code, or under related state or federal statutes and common law, including fraudulent transfer laws, whether or not litigation is commenced before or after the Effective Date to prosecute such Avoidance Actions.

[1]	The Debtor in this chapter 11 case, along with the last four digits of the Debtor’s tax identification number is Midwest Banc Holdings, Inc. (2484). The service address for the Debtor is 54 South Washington Street, Suite 1, Hinsdale, Illinois 60521-4161.

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          1.1.4 “Bankruptcy Code” shall mean Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq.
          1.1.5 “Bankruptcy Court” shall mean the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, located in Chicago, Illinois, or any court having jurisdiction over this Case or a proceeding arising in, or arising under or related to this Case.
          1.1.6 “Bankruptcy Rules” shall mean the Federal Rules of Bankruptcy Procedure and the Local Rules of the Bankruptcy Court, as now in effect.
          1.1.7 “Case” shall mean the case commenced under chapter 11 of the Bankruptcy Code by the Debtor on the Petition Date, styled In re Midwest Banc Holdings, Inc., Case No. 10-37319, currently pending before the Bankruptcy Court.
          1.1.8 “Cash” shall mean legal tender of the United States of America and equivalents thereof.
          1.1.9 “Causes of Action” shall mean all claims and causes of action now owned or hereafter acquired by the Debtor, whether arising under any contract, the Bankruptcy Code, or other federal or state law, including, but not limited to, all litigation pending as of the Confirmation Date in any jurisdiction in which the Debtor is a plaintiff, defendant or other party, and all other adversary proceedings and lawsuits. Without limiting the generality of the foregoing and for purposes of disclosure, the term includes all claims and causes of action against officers, directors and other agents, employees and professionals arising in either tort or contract.
          1.1.10 “Claim” shall mean any right to payment, whether or not the right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, as defined by section 101(5) of the Bankruptcy Code.
          1.1.11 “Class” shall mean a class of holders of Claims or Interests as described in the Plan.
          1.1.12 “Committee” shall mean the Official Committee of Unsecured Creditors appointed in this Case on September 28, 2010, pursuant to section 1102 of the Bankruptcy Code.
          1.1.13 “Confirmation Date” shall mean the date of entry of the Confirmation Order.
          1.1.14 “Confirmation Order” shall mean the order confirming this Plan.
          1.1.15 “Creditors” shall mean all creditors of the Debtor holding Claims for debts, liabilities, demands or other Claims of any character whatsoever.
          1.1.16 “Creditor Trust” shall mean a common law trust to be established pursuant to the Plan, the Creditor Trust Agreement and the Confirmation Order for the sole and

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exclusive benefit of the holders of Allowed Class 3 and 4 Claims. The Creditor Trust shall liquidate and distribute the Creditor Trust Assets, in accordance with the Creditor Trust Agreement.
          1.1.17 “Creditor Trust Agreement” shall mean the agreement to be executed as soon as reasonably practicable after the Confirmation Date, in a form substantially similar to the Creditor Trust Agreement attached hereto as Exhibit A, among the Debtor, the Committee and the Creditor Trustee, which shall govern the obligations of the Creditor Trustee with respect to oversight of the distribution of the Net Proceeds of the Creditor Trust Assets, as further set forth in the Creditor Trust Agreement and the Plan.
          1.1.18 “Creditor Trust Assets” shall mean those assets to be transferred to and vested in the Creditor Trust pursuant to this Plan and the Confirmation Order, plus all proceeds, earnings and replacements arising from or relating to these assets and all assets acquired by the Creditor Trust at any time. Except to the extent specifically excluded, the Creditor Trust Assets shall include, without limitation: (i) all Cash held by the Debtor (less any Cash paid or to be paid on account of unpaid Administrative Claims); (ii) the North Roselle Property; (iii) 40,000 shares of common stock in Western Illinois Bancshares, Inc.; (iv) the Debtor’s interest in Stieven Financial Investors, L.P.; (v) the RAC Tax Refund; (vi) the Debtor’s remaining property, including furniture, fixtures, investments, refunds, accounts, any other tangible or intangible personal property and any and all proceeds thereof; (vii) the Debtor’s outstanding accounts receivable; and (viii) all Avoidance Actions or Miscellaneous Causes of Action engaged in by the Creditor Trust; provided, however, that the Creditor Trust Assets do not include: (x) the M&I Collateral; (y) any interest in any of the foregoing assets determined to be property of the FDIC; or (z) any interest in the MetLife Investors Insurance Company contract R 250021-7 or Jackson National Life Insurance Company contract 0040348970 determined to be property of Brad Luecke.
          1.1.19 “Creditor Trustee” shall mean such Person or entity, including any replacements thereof or successors thereto, as may be designated by the Plan Proponents to serve as custodian for the Creditor Trust and to oversee the liquidation and distribution of the Creditor Trust Assets held therein for the benefit of the holders of Allowed Class 3 and 4 Claims pursuant to the Plan, the Confirmation Order and the Creditor Trust Agreement.
          1.1.20 “Cure Amount Claim” shall mean a Claim in an amount necessary to cure the Debtor’s defaults under an executory contract or unexpired lease at the time such contract or lease is assumed by the Debtor under section 365 of the Bankruptcy Code to the extent required by section 365 of the Bankruptcy Code.
          1.1.21 “Debtor” shall mean Midwest Banc Holdings, Inc.
          1.1.22 “Deficiency Claim” shall mean any General Unsecured Claim of a Creditor against the Debtor equal to the excess of the Allowed amount of the Creditor’s asserted Claim over the value of such Creditor’s interest in the Debtor’s interest in the property securing such Claim, as determined pursuant to section 506(a) of the Bankruptcy Code.

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          1.1.23 “Disclosure Statement” shall mean the Disclosure Statement filed by the Plan Proponents and approved by the Bankruptcy Court.
          1.1.24 “Disputed Claim” shall mean any Claim (other than an Allowed Claim) that is either a Claim that has been scheduled by the Debtor or a Claim which is the subject of a proof of claim which has been filed with the Bankruptcy Court, as to which the Debtor, the Committee or the Creditor Trustee has indicated a dispute, or as to which scheduled or filed Claim a timely objection to the allowance thereof has been filed by a party entitled to make such an objection, but as to which the Bankruptcy Court has not yet entered a Final Order.
          1.1.25 “Distributing Party” shall mean the party obligated to make any distribution permitted or required under the Plan, whether the Debtor or the Creditor Trustee.
          1.1.26 “Effective Date” shall mean a date not greater than forty-five (45) days after the Confirmation Date, unless extended by the Creditor Trustee in his or her sole discretion; provided, however, that if a stay of the Confirmation Order is in effect on such day, then the Effective Date shall be the first day thereafter on which, if the Confirmation Order has not been vacated, no stay of the Confirmation Order is in effect.
          1.1.27 “Equity Security” shall have the meaning provided by section 101(16) of the Bankruptcy Code.
          1.1.28 “Equity Security Holder” shall have the meaning provided by section 101(17) of the Bankruptcy Code.
          1.1.29 “Estate” shall mean the estate of the Debtor created in this Case pursuant to section 541 of the Bankruptcy Code.
          1.1.30 “FDIC” shall mean the Federal Deposit Insurance Corporation, in its capacity as receiver for MBTC.
          1.1.31 “Final Order” shall mean an order or judgment as to which the time to appeal or seek review or rehearing has expired and as to which no appeal or petition for review or rehearing is pending.
          1.1.32 “General Unsecured Claim” shall mean any Unsecured Claim, arising prior to the Petition Date, that is not a Professional Fee Claim, Other Administrative Expense Claim, Unsecured Priority Tax Claim, Class 1 Claim, Class 2 Claim, Class 4 Claim or Class 5 Interest.
          1.1.33 “Impaired” shall mean any Class, or any Claim or Interest in a Class, that is impaired within the meaning of section 1124 of the Bankruptcy Code, and shall include, without limitation, Classes 2, 3, 4 and 5.
          1.1.34 “Indentures” shall mean, collectively, the MBHI III Indenture, the MBHI IV Indenture, the MBHI V Indenture, the NST Indenture and the RAC Indenture.

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          1.1.35 “Interest” shall mean the legal, equitable, contractual and other rights of the holders of any Equity Security in the Debtor, including the rights of any entity to purchase or demand the issuance of any Equity Securities, including: (i) conversion, exchange, voting, participation and dividend rights; (ii) liquidation preferences; (iii) stock options, warrants and put rights; and (iv) share-appreciation rights.
          1.1.36 “Joint Hearing” shall mean the date on which the Bankruptcy Court holds a hearing to consider approval of the Disclosure Statement and confirmation of this Plan.
          1.1.37 “Lien” shall have the meaning provided by section 101(37) of the Bankruptcy Code.
          1.1.38 “M&I” shall mean M&I Marshall & Ilsley Bank and all of its affiliates and subsidiaries.
          1.1.39 “M&I Collateral” shall mean any and all property of the Estate that is subject to any valid and enforceable Lien securing payment of any amounts owing to M&I, except to the extent that such Lien is subject to avoidance through an Avoidance Action.
          1.1.40 “M&I Senior Notes” shall mean the M&I Revolving Note and the M&I Term Note, collectively.
          1.1.41 “M&I Revolving Note” shall mean that certain Promissory Note dated March 24, 2006, in the original amount of $50,000,000, as amended from time to time.
          1.1.42 “M&I Subordinated Note” shall mean that certain Subordinated Term Note dated March 31, 2008, in the original amount of $15,000,000.00.
          1.1.43 “M&I Term Note” shall mean that certain Promissory Note dated September 28, 2007, in the original principal amount of $75,000,000, as amended from time to time.
          1.1.44 “MBHI III” shall mean MBHI Capital Trust III, a Delaware statutory trust sponsored by the Debtor pursuant to that certain Trust Agreement dated December 17, 2003.
          1.1.45 “MBHI III Indenture” shall mean that certain Junior Subordinated Indenture dated December 19, 2003, pursuant to which the Debtor issued the MBHI III Notes.
          1.1.46 “MBHI III Indenture Trustee” shall mean Deutsche Bank Trust Company Americas as indenture trustee for the MBHI III Notes.
          1.1.47 “MBHI III Notes” shall mean those certain Floating Rate Junior Subordinated Notes in the face amount of $9,279,000.00 issued pursuant to the MBHI III Indenture.
          1.1.48 “MBHI III Trustee” shall mean Deutsch Bank Trust Company Americas as a trustee with respect to MBHI III.

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          1.1.49 “MBHI IV” shall mean MBHI Capital Trust IV, a Delaware statutory trust sponsored by the Debtor pursuant to that certain Declaration of Trust dated December 12, 2003.
          1.1.50 “MBHI IV Indenture” shall mean that certain Indenture dated December 19, 2003, pursuant to which the Debtor issued the MBHI IV Securities.
          1.1.51 “MBHI IV Indenture Trustee” shall mean Wilmington Trust Company as indenture trustee for the MBHI IV Securities.
          1.1.52 “MBHI IV Securities” shall mean those certain Floating Rate Junior Subordinated Debt Securities in the face amount of $10,310,000.00 issued pursuant to the MBHI IV Indenture.
          1.1.53 “MBHI IV Trustee” shall mean Wilmington Trust Company as a trustee with respect to MBHI IV.
          1.1.54 “MBHI V” shall mean MBHI Capital Trust V, a Delaware statutory trust sponsored by the Debtor pursuant to that certain Declaration of Trust dated May 24, 2005.
          1.1.55 “MBHI V Indenture” shall mean that certain Indenture dated June 7, 2005, pursuant to which the Debtor issued the MBHI V Debentures.
          1.1.56 “MBHI V Indenture Trustee” shall mean Wilmington Trust Company as indenture trustee for the MBHI V Debentures.
          1.1.57 “MBHI V Debentures” shall mean those certain Floating Rate Junior Subordinated Deferrable Interest Debentures in the face amount of $20,620,000.00 issued pursuant to the MBHI V Indenture.
          1.1.58 “MBHI V Trustee” shall mean Wilmington Trust Company as a trustee with respect to MBHI V.
          1.1.59 “MBTC” shall mean the Debtor’s wholly-owned subsidiary, Midwest Bank and Trust Company.
          1.1.60 “Miscellaneous Causes of Action” shall mean all Causes of Action other than Avoidance Actions.
          1.1.61 “Net Proceeds” shall mean the Cash proceeds received by the Creditor Trustee from time to time from the sale or other disposition of the Creditor Trust Assets, net of the reasonable or necessary costs of such sale or other disposition, including reasonable fees and expenses of the Creditor Trustee’s legal counsel and other Professionals incurred in connection therewith.
          1.1.62 “North Roselle Property” shall mean the Debtor’s real property located at 505 North Roselle Road, Roselle, Illinois.

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          1.1.63 “NSB” shall mean Northwest Suburban Bancorp, Inc., a Delaware corporation that merged with the Debtor through the NSB Merger.
          1.1.64 “NSB Merger” shall mean the merger effected under the March 22, 2007 Agreement and Plan of Merger between the Debtor and NSB.
          1.1.65 “NST” shall mean Northwest Suburban Capital Trust I, a Delaware statutory trust sponsored by NSB pursuant to that certain Declaration of Trust dated May 14, 2004.
          1.1.66 “NST Debt Securities” shall mean those certain Junior Subordinated Debt Securities in the face amount of $10,310,000.00 issued pursuant to the NST Indenture.
          1.1.67 “NST Indenture” shall mean that certain Indenture dated May 18, 2004, pursuant to which NST issued the NST Debt Securities. In connection with the NSB Merger, the Debtor and the NST Trustee entered into a Supplemental Indenture dated October 1, 2007, pursuant to which the Debtor assumed substantially all of NST’s obligations to the NST Trustee.
          1.1.68 “NST Indenture Trustee” shall mean Bank of New York Mellon, N.A., as successor in interest to JP Morgan Chase Bank, as indenture trustee for the NST Debt Securities.
          1.1.69 “NST Trustee” shall mean The Bank of New York Mellon Trust Company, N.A. as a trustee with respect to NST.
          1.1.70 “Other Administrative Expense Claim” shall mean an Administrative Claim that is not a Professional Fee Claim.
          1.1.71 “Person” shall mean an individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, estate, unincorporated organization or other entity.
          1.1.72 “Petition Date” shall mean the date of the filing of the Debtor’s Case, or August 20, 2010.
          1.1.73 “Plan” shall mean this Third Amended Joint Plan of Liquidation as set forth herein or as it may be modified or amended.
          1.1.74 “Plan Proponents” shall mean the Debtor and the Committee.
          1.1.75 “Priority Claim” shall mean a Claim, other than an Administrative Claim or Priority Tax Claim, to the extent entitled to priority in payment under section 507(a) of the Bankruptcy Code.
          1.1.76 “Priority Tax Claims” shall mean a Claim of a governmental unit of the kind specified in section 507(a)(8) of the Bankruptcy Code.

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          1.1.77 “Professional Fee Claims” shall mean Claims of Professional Persons for compensation for services rendered in this Case prior to the Confirmation Date pursuant to sections 327, 328, 330, 331, 363, 503 or 1103 of the Bankruptcy Code.
          1.1.78 “Professional” or “Professional Persons” shall mean Persons, including attorneys, accountants and financial advisors retained by the Debtor, the Committee or the Creditor Trustee, or to be compensated pursuant to sections 327, 328, 330, 331, 363, 503 or 1103 of the Bankruptcy Code.
          1.1.79 “Pro Rata” shall mean proportionately so that the ratio of the amount of the distribution made on account of a particular Allowed Claim to the distribution made on account of all Allowed Claims of the Class in which the particular Allowed Claim is included is the same as the ratio of the amount of the particular Allowed Claim to the total amount of the Allowed Claims of the Class of which the particular Allowed Claim is included.
          1.1.80 “RAC” shall mean Royal American Corporation, a Delaware corporation that merged with the Debtor through the RAC Merger.
          1.1.81 “RAC Merger” shall mean the merger effected under the February 8, 2006 Agreement and Plan of Merger between the Debtor and RAC.
          1.1.82 “RAC Tax Refund” shall mean the federal income tax refund owing on account of the amended 2004 federal income tax return filed with respect to the Debtor’s predecessor RAC.
          1.1.83 “RCT” shall mean Royal Capital Trust I, a Delaware statutory trust sponsored by RAC pursuant to that certain Declaration of Trust dated April 20, 2004.
          1.1.84 “RCT Debt Securities” shall mean those certain Junior Subordinated Debt Securities in the face amount of $10,310,000.00 issued pursuant to the RAC Indenture.
          1.1.85 “RCT Indenture” shall mean that certain Indenture dated April 30, 2004, pursuant to which RAC issued the RCT Debt Securities. In connection with the RAC Merger, the Debtor and RCT entered into a Supplemental Indenture dated June 30, 2006, pursuant to which the Debtor assumed substantially all of RAC’s obligations to the RCT Trustee.
          1.1.86 “RCT Indenture Trustee” shall mean Bank of New York Mellon, N.A., as successor in interest to JP Morgan Chase Bank, as indenture trustee for the RCT Debt Securities under the RCT Indenture.
          1.1.87 “RCT Trustee” shall mean The Bank of New York Mellon, N.A. as a trustee with respect to RCT.
          1.1.88 “Secured Claim” shall mean a Claim of a Creditor secured by a lien on property of the Estate, or a Claim subject to set off under section 553 of the Bankruptcy Code, to the extent of the value of such Creditor’s interest in property of the Estate, or to the extent of the amount subject to set off, as the case may be.

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          1.1.89 “Secured Creditor” shall mean the holder of a Secured Claim.
          1.1.90 “Senior Indebtedness” shall have the meaning assigned in the various instruments, agreements, and other documents entered into or otherwise executed with respect to the indebtedness that is included in Class 4.
          1.1.91 “TOPrS” shall mean the trust preferred securities issued by the TOPrS Trusts.
          1.1.92 “TOPrS Debentures” shall mean the RCT Debt Securities, NST Debt Securities, MBHI III Notes, MBHI IV Securities, and MBHI V Debentures.
          1.1.93 “TOPrS Trustee Fees and Expenses” shall mean the fees and necessary out-of-pocket expenses incurred by the TOPrS Trustees, including the fees and expenses of counsel or other professionals in an amount not to exceed $160,000.00 in the aggregate and as otherwise agreed to by the Plan Proponents, or, in the event that the Plan Proponents and any one or more of the TOPrS Trustees are unable to agree on the amount of any TOPrS Trustee Fees and Expenses, as Allowed by the Bankruptcy Court.
          1.1.94 “TOPrS Trustees” shall mean the RCT Trustee, the RCT Indenture Trustee, the NST Trustee, the NST Indenture Trustee, the MBHI III Trustee, the MBHI III Indenture Trustee, the MBHI IV Trustee, the MBHI IV Indenture Trustee, the MBHI V Trustee and the MBHI V Indenture Trustee.
          1.1.95 “TOPrS Trusts” shall mean RCT, NST, MBHI III, MBHI IV, and MBHI V.
          1.1.96 “TOPrS Unsecured Claims” shall mean Claims on account of the TOPrS Debentures issued to the TOPrS Trusts and any guarantees related thereto.
          1.1.97 “Trust Interests” shall mean all beneficial interests in the Creditor Trust.
          1.1.98 “Trustee’s Expenses” shall mean the reasonable fees, costs and expenses incurred by the Creditor Trustee and any Professionals retained by it in connection with the performance of its duties and responsibilities under the Plan and Creditor Trust Agreement, as well as any other reasonable and necessary costs of administration of the Creditor Trust, including U.S. Trustee fees incurred during the post-Confirmation Date period, which may be paid from the Creditor Trust Assets.
          1.1.99 “Unsecured Claim” shall mean a Claim of a Creditor not secured by a Lien on property of the Estate and not entitled to be classified as a Priority Claim pursuant to section 507 of the Bankruptcy Code.
          1.1.100 “U.S. Trustee” shall mean the United States Trustee for the Northern District of Illinois.
     1.2 Rules of Interpretation and Computation of Time. For purposes of this Plan, unless otherwise provided herein: (i) whenever from the context it is appropriate, each term,

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whether stated in the singular or the plural, will include both the singular and the plural; (ii) unless otherwise provided in this Plan, any reference in this Plan to a contract, instrument, release or other agreement or document being in a particular form or on particular terms and conditions means that such document will be substantially in such form or substantially on such terms and conditions; (iii) any reference in this Plan to an existing document or schedule filed or to be filed means such document or schedule, as it may have been or may be amended, modified or supplemented pursuant to this Plan; (iv) any reference to any entity as a holder of a Claim or Interest includes the entity’s successors and assigns; (v) all references in this Plan to Sections, Articles and Exhibits are references to Sections, Articles and Exhibits of or to this Plan; (vi) the words “herein,” “hereunder” and “hereto” refer to this Plan in its entirety rather than to a particular portion of this Plan; (vii) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of this Plan; (viii) the rules of construction set forth in section 102 of the Bankruptcy Code will apply; and (ix) in computing any period of time prescribed or allowed by this Plan, the provisions of Bankruptcy Rule 9006(a) will apply.
ARTICLE II
Designation of Unclassified Claims
Pursuant to section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims are not classified under the Plan.
ARTICLE III
Designation of Classified Claims and Interests
     Pursuant to section 1123(a)(1) of the Bankruptcy Code, Claims and Interests are classified as follows:
     3.1 Class 1 consists of all Allowed unsecured Priority Claims (other than unsecured Priority Tax Claims).
     3.2 Class 2 consists of the Allowed Secured Claims of M&I with respect to the M&I Senior Notes that are secured to the extent of the value in the underlying collateral securing the Class 2 Claims.
     3.3 Class 3 consists of all Allowed General Unsecured Claims, including, but not limited to: (i) M&I’s Allowed Deficiency Claim with respect to the M&I Senior Notes; (ii) Allowed non-priority Claims of former employees, officers, and directors, including Allowed Claims under a supplemental executive retirement plan and other employment-related contracts

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and Allowed Claims for indemnification; (iii) Allowed Claims of the FDIC; and (iv) Allowed Claims arising under the TOPrS Debentures and related instruments that are not expressly subordinated to Senior Indebtedness.
     3.4 Class 4 consists of: (i) the Allowed Claims of the RCT Trustee with respect to the RCT Debt Securities; (ii) the Allowed Claims of the NST Trustee with respect to the NST Debt Securities; (iii) the Allowed Claims of the MBHI III Trustee with respect to the MBHI III Notes; (iv) the Allowed Claims of the MBHI IV Trustee with respect to the MBHI IV Securities; (v) the Allowed Claims of the MBHI V Trustee with respect to the MBHI V Debentures; and (vi) the Allowed Claims of M&I with respect to the M&I Subordinated Note.
     3.5 Class 5 consists of the Interests of Equity Security Holders.
ARTICLE IV
Impairment of Classes
     4.1 Impaired Classes of Claims Entitled To Vote. Except as otherwise provided in order(s) of the Bankruptcy Court pertaining to solicitation of votes on this Plan, Class 2, Class 3 and Class 4 are Impaired, and holders of Claims in those Classes shall be entitled to vote to accept or reject this Plan.
     4.2 Classes Deemed To Accept the Plan. Class 1 Claims are unimpaired by this Plan and holders of such Claims are conclusively presumed to have accepted this Plan pursuant to section 1126(f) of the Bankruptcy Code. The votes of Creditors holding these Claims will therefore not be solicited.
     4.3 Classes Deemed To Reject the Plan. Holders of Interests in Class 5 will not receive or retain any distribution under the Plan on account of their Interests. Pursuant to section 1126(g) of the Bankruptcy Code, Class 5 is Impaired and is conclusively presumed to have rejected this Plan, and the votes of holders of Class 5 Interests therefore will not be solicited.

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     4.4 Cram Down. The Plan Proponents will request confirmation of the Plan under section 1129(b) of the Bankruptcy Code with respect to any Class that rejects the Plan.
ARTICLE V
Treatment of Claims and Interests
     5.1 Allowed Professional Fee Claims. The Distributing Party shall pay Allowed Professional Fee Claims in full and in Cash within ten (10) days of such Claims becoming Allowed Professional Fee Claims.
     5.2 Allowed Other Administrative Expense Claims. The Distributing Party shall pay Allowed Other Administrative Expense Claims in full and in Cash by the later of: (i) as soon as practicable following the Effective Date; (ii) thirty (30) days after such Claims become Allowed Other Administrative Expense Claims; (iii) the date upon which such Allowed Other Administrative Expense Claims become due in the ordinary course of business; and (iv) such other time as may be agreed to by the Distributing Party and the holder of the Allowed Other Administrative Expense Claim. Creditors seeking payment on Other Administrative Expense Claims shall have thirty (30) days from the Effective Date to file an application with the Bankruptcy Court with respect to Other Administrative Expense Claims, or such Claims will be forever barred.
     5.3 Priority Tax Claims. The Distributing Party shall pay Allowed Priority Tax Claims in full and in Cash by the later of: (i) as soon as practicable following the Effective Date; (ii) thirty (30) days after such Claims become Allowed Priority Tax Claims; and (iii) such other time as may be agreed to by the Distributing Party and the holder of the Allowed Priority Tax Claim, in accordance with sections 507(a)(8) and 1129(a)(9)(C) of the Bankruptcy Code.
     5.4 Class 1 Claims. The Distributing Party shall pay Allowed Class 1 Priority Claims in full and in Cash by the later of: (i) as soon as practicable following the Effective Date;

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(ii) thirty (30) days after such Claims become Allowed Priority Claims; and (iii) such other time as may be agreed to by the Distributing Party and the holder of the Allowed Class 1 Priority Claim.
     5.5 Class 2 Claims.
          5.5.1 Pursuant to section 506 of the Bankruptcy Code, M&I will have an Allowed Class 2 Claim in an amount equal to the value of the M&I Collateral. To the extent that M&I’s Secured Claim is Allowed in an amount that is less than the balance owing under the M&I Senior Notes as of the Petition Date, M&I will have an Allowed Deficiency Claim that will be included in Class 3.
          5.5.2 On or before the Effective Date, the Debtor will surrender the M&I Collateral in full and final satisfaction of the Class 2 Claim.
     5.6 Class 3 Claims.
          5.6.1 Allowed Class 3 Claims shall be paid Pro Rata in accordance with the Creditor Trust Agreement and this Plan. In accordance with the Creditor Trust Agreement, on the Effective Date, each Allowed Class 3 Claim will be converted into a Trust Interest representing such holder’s Pro Rata share of the total Trust Interests. The Debtor shall transfer the Creditor Trust Assets to the Creditor Trustee no later than seven (7) days after the Effective Date. The Creditor Trustee shall liquidate the Creditor Trust Assets and distribute the Net Proceeds in accordance with this Plan and the Creditor Trust Agreement.
          5.6.2 Pro Rata distributions of the Net Proceeds from the Creditor Trust shall be made by the Creditor Trustee in accordance with the Creditor Trust Agreement to the holders of Trust Interests from time to time on dates determined by the Creditor Trustee, within a reasonable time after the creation of appropriate reserves as determined by the Creditor Trustee

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in an amount that would be sufficient to: (i) make a Pro Rata distribution on account of Disputed Claims that will be converted into Trust Interests if Allowed; and (ii) pay the Trustee’s Expenses in full.
     5.7 Class 4 Claims.
          5.7.1 Allowed Class 4 Claims shall be paid Pro Rata in accordance with the Creditor Trust Agreement and this Plan. In accordance with the Creditor Trust Agreement, on the Effective Date, each Allowed Class 4 Claim will be converted into a Trust Interest, representing such holder’s Pro Rata share of the total Trust Interests. The Debtor shall transfer the Creditor Trust Assets to the Creditor Trustee no later than seven (7) days after the Effective Date. The Creditor Trustee shall liquidate the Creditor Trust Assets and distribute the Net Proceeds in accordance with this Plan and the Creditor Trust Agreement.
          5.7.2 Pro Rata distributions of the Net Proceeds from the Creditor Trust shall be made by the Creditor Trustee in accordance with the Creditor Trust Agreement to the holders of Trust Interests from time to time on dates determined by the Creditor Trustee, within a reasonable time after the creation of appropriate reserves as determined by the Creditor Trustee in an amount that would be sufficient to: (i) make a Pro Rata distribution on account of Disputed Claims that will be converted into Trust Interests if Allowed; and (ii) pay the Trustee’s Expenses in full. Except as otherwise ordered by the Bankruptcy Court, in accordance with section 510 of the Bankruptcy Code, to the extent that the governing instruments and agreements so provide, all distributions made on account of Class 4 Claims will be paid directly to the holders of Senior Indebtedness on a Pro Rata basis unless and until the holders of such Senior Indebtedness have received distributions in an aggregate amount equal to their Allowed Claims.

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     5.8 Class 5 Interests. Holders of Class 5 Interests shall not receive a distribution under the Plan. Upon the Confirmation Date of the Plan, all Equity Securities in the Debtor will be retired.
ARTICLE VI
Treatment of Executory Contracts
     6.1 Assumption and Assignment of Executory Contracts and Unexpired Leases.
          6.1.1 On the Confirmation Date, each executory contract or unexpired lease entered into by the Debtor that is listed on Exhibit B to the Plan that has not previously expired or terminated pursuant to its own terms, will be assumed by the Debtor and assigned to the Creditor Trust pursuant to section 365 of the Bankruptcy Code. Each executory contract or unexpired lease listed on Exhibit B will include any modifications, amendments, supplements, restatements or other agreements made directly or indirectly by any agreement, instrument or other document that in any manner affects such contract or agreement, irrespective of whether such agreement, instrument or other document is listed on Exhibit B. Listing a contract or agreement on Exhibit B shall not constitute an admission by the Debtor or the Creditor Trust that such agreement is an executory contract or unexpired lease or that the Debtor or the Creditor Trust has any liability thereunder. The Plan Proponents may amend Exhibit B at any time prior to the Confirmation Date.
          6.1.2 To the extent that Claims constitute monetary defaults, the Cure Amount Claims associated with each executory contract or unexpired lease (which is listed in Exhibit B) to be assumed pursuant to the Plan will be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, at the option of the Debtor or the Creditor Trustee, as applicable: (i) by payment of the Cure Amount Claim in cash on the Confirmation Date; or (ii) on such other terms as are agreed to by the parties to such executory contract or unexpired lease. If there is a dispute

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regarding: (i) the amount of any Cure Amount Claim; (ii) the ability of the Creditor Trust to provide “adequate assurance of future performance” (within the meaning of section 365 of the Bankruptcy Code) under the executory contract or unexpired lease to be assumed; or (iii) any other matter pertaining to the assumption of such contract or lease, and the assumption and assignment is approved by the Bankruptcy Court, the payment of any Cure Amount Claim required by section 365(b)(1) of the Bankruptcy Code will be made within thirty (30) days following the entry of a Final Order resolving the dispute.
     6.2 Contracts Deemed Rejected. All other executory contracts or unexpired leases of the Debtor that have not expired by their own terms or been assumed prior to the Confirmation Date shall be deemed rejected pursuant to section 365 of the Bankruptcy Code on the Confirmation Date.
     6.3 Bar Date for Rejection Damages. All proofs of claim with respect to Claims arising from the rejection of executory contracts or unexpired leases pursuant to Section 6.2 of this Plan shall, unless another order of the Bankruptcy Court provides for a different date, be filed with the Bankruptcy Court no later than thirty (30) days after the Confirmation Date. The Claims of any Creditor arising from the rejection of executory contracts or unexpired leases pursuant to Section 6.2 of this Plan that fails to timely file a proof of claim shall be released, discharged and forever barred from assertion against the Debtor, the Creditor Trust or their property.
ARTICLE VII
Means of Implementation of the Plan
     7.1 Vesting of Assets. Subject to the terms of the Plan, upon entry of the Confirmation Order, the Debtor will be restored to full ownership of all property owned by the Debtor and all property of the Estate. Without limiting the generality of the foregoing, the

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Debtor will retain all rights in and to all Causes of Action. Upon vesting, all such property will be free and clear of all Claims, Liens, encumbrances, charges and other interests, except as otherwise provided in the Plan. Within seven (7) days of the Effective Date, the Debtor will transfer the Creditor Trust Assets to the Creditor Trust, and upon such transfer, title to the Creditor Trust Assets will vest in the Creditor Trust and be deemed contributed thereto, subject to the terms of the Plan. All property held for distribution pursuant to the Plan shall be held by the Creditor Trust solely in trust for the holders of Allowed Class 3 and 4 Claims and shall not be deemed property of the Debtor. Nothing in the Plan, however, shall preclude payment of: (i) statutory fees under 28 U.S.C. § 1930 to the extent unpaid on the Effective Date; and (ii) the Trustee’s Expenses in accordance with this Plan and the Creditor Trust Agreement from the Creditor Trust Assets. The Debtor is hereby authorized and directed to take such steps as may be necessary or appropriate to confirm such transfer and contribution of the Creditor Trust Assets to the Creditor Trust, subject to oversight from the Creditor Trustee.
     7.2 Reservation of Rights. Notwithstanding anything in the Plan and the Creditor Trust Agreement to the contrary, the property of the Debtor and the property of the Estate will vest in the Debtor under Section 7.1 subject to all rights and interests in and under the following:
(1) the Retirement Agreement dated September 28, 2004 between Mr. Brad Luecke and Midwest Banc Holdings, Inc.;
(2) the Retirement Agreement letter dated January 13, 2005 to Mr. Brad Luecke from Mr. Daniel Kadolph;
(3) MetLife Investors Insurance Company contract R 250021-7; and
(4) Jackson National Life Insurance Company contract 0040348970.
Mr. Luecke also reserves all of his rights with respect to the proof of claim (Claim No. 35) dated October 10, 2010 and maintains this filing does not alter his position that he is not a Creditor of

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the Estate. Mr. Luecke takes the position that the assets that are the subject matter of that claim are not in fact property of the Estate, but rather, are his property.
     7.3 Cancellation of Indentures and Debt Securities. On the Effective Date, the indentures, debt securities, or other instruments or documents evidencing or creating any indebtedness or obligations of the Debtor, including the TOPrS Unsecured Claims, the Indentures, the TOPrS Debentures and the TOPrS, and any other obligations in respect thereof, shall be deemed automatically canceled and terminated, as permitted by section 1123(a)(5)(F) of the Bankruptcy Code, and the TOPrS Trustees shall be released from all duties thereunder. Notwithstanding the foregoing, the applicable provisions of the Indentures, the TOPrS, TOPrS Trusts and all related documents shall continue in effect solely for the purposes of permitting the TOPrS Trustees to: (i) make or direct the distributions contemplated by the Plan to the holders of the TOPrS Debentures and the TOPrS; (ii) maintain any rights the TOPrS Trustees may have for any charging liens, fees, costs, expenses, and indemnification under their respective Indentures or other agreements, until all TOPrS Trustees Fees and Expenses are paid in full; and (iii) exercise any and all such rights otherwise provided in the Plan; provided, however, that such rights and liens are limited to the distributions, if any, to the holders or as otherwise provided in the Plan. The holders of or parties to such cancelled instruments, securities and other documentation will have no rights arising from or relating to such instruments, securities and other documentation or the cancellation thereof, except the rights provided pursuant to the Plan. Except as provided pursuant to the Plan, the TOPrS Trustees and their agents, successors and assigns shall be discharged of all of their obligations arising under or associated with the Indentures, the TOPrS Debentures, the TOPrS and the TOPrS Trusts, and shall be released from all claims related to such obligations. As of the Effective Date, the transfer registers or ledgers

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maintained by the TOPrS Trustees for the TOPrS Debentures and the TOPrS shall be closed, and there shall be no further changes in the record holders of any TOPrS Debentures or the TOPrS.
     7.4 Creditor Trust Asset Administration. The Creditor Trustee shall administer the Creditor Trust Assets pursuant to the Plan and the Creditor Trust Agreement from and after the Effective Date. The Creditor Trustee shall be responsible for liquidating the Creditor Trust Assets, analyzing and reconciling Claims (including filing and pursuing objections to the extent required), pursuing Avoidance Actions and Miscellaneous Causes of Action, making distributions of the Net Proceeds to the beneficiaries of the Creditor Trust and all other activities typically related to trust administration.
     7.5 Dissolution of the Debtor. Promptly following the Effective Date, the Creditor Trustee will allow the Delaware Secretary of State to involuntarily dissolve the Debtor.
     7.6 Conditions to Confirmation. It is a condition precedent to confirmation of the Plan that the Confirmation Order shall be reasonably acceptable in form and substance to the Plan Proponents.
     7.7 Conditions to Effective Date. The following are conditions precedent to the occurrence of the Effective Date: (i) the Confirmation Order confirming the Plan, as such Plan may have been modified, shall have been entered by the Bankruptcy Court and be in full force and effect and shall not have been vacated, amended, modified or stayed, and if it is the subject of any appeal, reconsideration or other review, no stay of the Confirmation Order shall be in effect; (ii) the Creditor Trust Agreement, in form and substance satisfactory to the Committee and the Debtor, shall be executed and delivered, and all conditions precedent to the effectiveness thereof shall have been satisfied; and (iii) all other documents or agreements necessary to consummate the Plan shall have been delivered or effectuated. The Plan Proponents or the

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Creditor Trustee, as the case may be, may waive any of the foregoing conditions precedent at any time.
     7.8 Administrative Claims Bar Date. Except as otherwise provided in the Plan, all Persons requesting payment of Administrative Claims (Professional Fee Claims or Other Administrative Expense Claims) shall file applications for payment no later than thirty (30) days after the Effective Date. Objections to such applications for payment, if any, must be written, filed with the Bankruptcy Court and served within forty-five (45) days after such application is filed.
     7.9 Termination of Committee. The Committee shall terminate automatically upon the Effective Date. Upon termination of the Committee, the Committee shall be dissolved and its members shall be deemed released of their duties and responsibilities in connection with the Case or the Plan and its implementation, and the retention or employment of the Committee’s counsel shall terminate, except for ministerial duties or any duties imposed pursuant to the Plan (including, without limitation, filing applications for allowance and payment of Professional Fee Claims).
     7.10 Case Administration. From and after the Effective Date and continuing through the date that a final decree closing the Case is entered pursuant to section 350 of the Bankruptcy Code and Bankruptcy Rule 3022, the Creditor Trustee shall possess the rights of the Debtor for all matters pertaining to the Case. Without limiting the generality of the foregoing, the Creditor Trustee shall: (i) have the right to appear and be heard on matters brought before the Bankruptcy Court or other courts of competent jurisdiction; (ii) have the right to obtain records of, or related to, the Debtor (including, without limitation, bank statements and cancelled checks); (iii) be entitled to notice and opportunity for hearing; (iv) be entitled to participate in all matters brought

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before the Bankruptcy Court, including, but not limited to, adversary proceedings; (v) have exclusive standing to commence Avoidance Actions and Miscellaneous Causes of Action; (vi) be entitled to request entry of a final decree closing the Case; and (vii) be entitled to receive notice of all applications, motions and other papers and pleadings set before the Bankruptcy Court in this Case.
     7.11 Filing of Additional Documents. On or before the Effective Date, the Plan Proponents shall file with the Bankruptcy Court such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan, including, without limitation, the final Creditor Trust Agreement.
     7.12 Creditor Trustee’s Professionals. Upon the Effective Date, the Creditor Trustee may retain such law firms, accounting firms, experts, advisors, consultants, investigators or other Professionals as it may deem necessary, in accordance with the Creditor Trust Agreement, to aid in the performance of its responsibilities, including, without limitation, the liquidation and distribution of assets of the Creditor Trust. The Professionals retained by the Creditor Trustee are not required to be “disinterested” as that term is defined in the Bankruptcy Code and may include, without limitation, counsel and financial advisors of any party in this Case, and the Creditor Trustee shall be permitted to retain any such Professional in light of the efficiencies implicit in continuity. The Creditor Trustee’s retention of any such Professionals is deemed not to pose any conflict of interest, and no conflict shall exist by virtue of the filing of applications by Professional Persons for allowance of Administrative Claims in accordance with Section 7.8 of this Plan.

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     7.13 Notices. Any notice required or permitted to be provided under the Plan shall be in writing and served by: (i) certified mail, return receipt requested, postage prepaid; (ii) hand delivery; or (iii) reputable overnight delivery service, freight prepaid, addressed to the following:
The Debtor:

Thomas G. Wallrich, Esq.
Hinshaw & Culbertson LLP
333 South Seventh Street, Suite 2000
Minneapolis, Minnesota 55402
Telephone: 612-334-2594
Facsimile: 612-334-8888
E-Mail: twallrich@hinshawlaw.com

Counsel for the Debtor

The Committee:

Richard S. Lauter, Esq.
Freeborn & Peters LLP
311 South Wacker Drive, Suite 3000
Chicago, Illinois 60606
Telephone: 312-360-6000
Facsimile: 312-360-6520
E-Mail: rlauter@freebornpeters.com

Counsel for the Committee

The Creditor Trustee:

Barry A. Chatz Arnstein
& Lehr LLP
120 South Riverside Plaza, Suite 1200
Chicago, Illinois 60606
Telephone: 312-876-6670
Facsimile: 312-876-6241
E-Mail: bachatz@arnstein.com
     7.14 INJUNCTION. EXCEPT AS OTHERWISE PROVIDED IN THE PLAN OR THE CONFIRMATION ORDER, ON AND AFTER THE CONFIRMATION DATE, ALL PERSONS AND ENTITIES WHO HAVE HELD, HOLD OR MAY HOLD LIENS, CLAIMS OR INTERESTS IN OR AGAINST THE DEBTOR ARE, WITH RESPECT TO ANY SUCH

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LIENS, CLAIMS OR INTERESTS, PERMANENTLY ENJOINED FROM: (I) COMMENCING, CONDUCTING OR CONTINUING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY SUIT, ACTION OR OTHER PROCEEDING OF ANY KIND (INCLUDING, WITHOUT LIMITATION, ANY PROCEEDING IN A JUDICIAL, ARBITRAL, ADMINISTRATIVE OR OTHER FORUM) AGAINST OR AFFECTING THE CREDITOR TRUST OR ANY OF ITS PROPERTY, OR ANY DIRECT OR INDIRECT TRANSFEREE OF ANY PROPERTY OF, OR DIRECT OR INDIRECT SUCCESSOR IN INTEREST TO, THE DEBTOR OR THE FOREGOING CREDITOR TRUST, OR ANY PROPERTY OF ANY TRANSFEREE OR SUCCESSOR OF EITHER; (II) ENFORCING AGAINST, LEVYING UPON OR ATTACHING (INCLUDING, WITHOUT LIMITATION, ANY PRE-JUDGMENT ATTACHMENT) THE DEBTOR OR THE CREDITOR TRUST, OR ANY PROPERTY OF ANY SUCH TRANSFEREE OR SUCCESSOR; (III) ENFORCING, LEVYING, ATTACHING (INCLUDING, WITHOUT LIMITATION, ANY PRE-JUDGMENT ATTACHMENT), COLLECTING OR OTHERWISE RECOVERING BY ANY MANNER OR MEANS WHETHER DIRECTLY OR INDIRECTLY, OF ANY JUDGMENT, AWARD, DECREE, CLAIM OR ORDER AGAINST THE DEBTOR OR THE CREDITOR TRUST, ANY OF THEIR PROPERTY, OR ANY DIRECT OR INDIRECT TRANSFEREE OF ANY PROPERTY OF, OR DIRECT OR INDIRECT SUCCESSOR IN INTEREST TO THE DEBTOR OR THE CREDITOR TRUST; (IV) CREATING, PERFECTING OR OTHERWISE ENFORCING IN ANY MANNER, DIRECTLY OR INDIRECTLY, ANY LIENS, CLAIMS OR INTERESTS OF ANY KIND AGAINST OR IN THE DEBTOR OR THE CREDITOR TRUST, ANY OF THEIR PROPERTY, OR ANY DIRECT OR INDIRECT TRANSFEREE OF ANY PROPERTY OF, OR DIRECT OR INDIRECT SUCCESSOR IN INTEREST TO, THE

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DEBTOR OR THE CREDITOR TRUST; (V) OTHER THAN AS OTHERWISE EXPRESSLY PROVIDED FOR IN THIS PLAN, ASSERTING ANY RIGHT OF SETOFF, SUBORDINATION OR RECOUPMENT OF ANY KIND, DIRECTLY OR INDIRECTLY, AGAINST ANY OBLIGATION DUE THE DEBTOR, THE CREDITOR TRUST, ANY OF THEIR PROPERTY, OR ANY DIRECT OR INDIRECT TRANSFEREE OF ANY PROPERTY OF, OR SUCCESSOR IN INTEREST TO, THE DEBTOR OR THE CREDITOR TRUST; AND (VI) TAKING ANY ACTIONS IN ANY PLACE AND IN ANY MANNER WHATSOEVER THAT DO NOT CONFORM TO OR COMPLY WITH THE PROVISIONS OF THIS PLAN. BY WAY OF LIMITATION, NOTHING HEREIN SHALL CONSTITUTE OR HAVE THE EFFECT OF A DISCHARGE OF INDEBTEDNESS OF THE DEBTOR.
     7.15 Distributions to the Holders of Debt Securities. Except to the extent that any Indenture requires that such distributions be delivered to the holders of Senior Indebtedness, the Creditor Trustee shall make all distributions required under the Plan on account of Class 4 Claims to or at the direction of the appropriate TOPrS Trustee. Notwithstanding the provisions of Section 7.3 of the Plan regarding the cancellation of the Indentures, the TOPrS Debentures and the TOPrS, and any other obligations in respect thereof, the terms of such instruments shall continue in effect to the extent necessary to allow the Creditor Trustee to effectuate distributions pursuant to the Plan to the holders of the TOPrS Debentures and the TOPrS by delivering such distributions to the TOPrS Trustees, who shall then be responsible for distribution to the holders. The TOPrS Trustees providing services related to such distributions shall receive from the Creditor Trustee reasonable compensation for such services and reimbursement of reasonable out-of-pocket expenses incurred in connection with such services, not including fees and expenses of their counsel. These payments shall be made on terms agreed upon with the

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Creditor Trustee, and shall not be deducted from distributions to be made pursuant to this Plan to holders of Class 4 Claims.
     7.16 Term of Bankruptcy Injunction or Stays. All injunctions or stays provided for in the Case under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect through the imposition of the injunction set forth in Section 7.14 of this Plan.
     7.17 Exculpation and Limitation of Liability. Neither the Committee, the Creditor Trustee, the TOPrS Trustees, the Debtor nor any of their respective members, officers, directors, shareholders, employees, advisors, attorneys or agents acting in such capacity, shall have or incur any liability to, or be subject to any right of action by, any person or entity, for any act or omission in connection with, relating to or arising out of, the Case or matters related to formulation and confirmation of the Plan, except to the extent arising out of fraud, willful misconduct or gross negligence, and in all respects shall be entitled to rely reasonably upon the advice of counsel with respect to their duties and responsibilities under the Plan.
     7.18 Reservations of Rights Applicable to FDIC. Nothing in the Plan shall impair or otherwise affect any rights the FDIC has under applicable law.
     7.19 Quarterly Reports. The Creditor Trustee shall prepare and file with the Bankruptcy Court a report within thirty (30) days after the conclusion of every calendar quarter setting forth: (i) all distributions to Creditors during the calendar quarter; (ii) a summary of the Creditor Trust deposits and disbursements during the calendar quarter; and (iii) a summary of the Creditor Trust Assets. As used in this section, “calendar quarter” shall correspond to the calendar quarters as defined by the U.S. Trustee.

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ARTICLE VIII
Modification of the Plan
     The Plan and related documents may be altered, amended or modified, jointly, by the Plan Proponents, before or after the Confirmation Date, as provided in section 1127 of the Bankruptcy Code and the Bankruptcy Rules.
ARTICLE IX
General Provisions
     9.1 Headings for Convenience Only. The headings in the Plan are for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan.
     9.2 U.S. Trustee Fees. The Debtor shall continue to pay quarterly fees to the U.S. Trustee that become payable prior to the Effective Date. Following the Effective Date, the Creditor Trustee shall pay quarterly fees to the U.S. Trustee that become payable after the Effective Date.
     9.3 Objections to Claims.
          9.3.1 Prior to the Effective Date, the Debtor shall have authority to file, settle, compromise, withdraw or litigate to judgment objections to Claims.
          9.3.2 From and after the Effective Date, the Creditor Trustee shall have authority to file, settle, compromise, withdraw or litigate to judgment objections to Claims. The Creditor Trustee shall have standing to file objections to Claims even if such Claims were scheduled by the Debtor as undisputed, liquidated and non-contingent. The Creditor Trustee shall file objections to Claims no later than 180 days after the Effective Date (unless extended by an order of the Bankruptcy Court); provided, however, that the Creditor Trustee may file objections to claims within ninety (90) days of the filing of an amended Claim.
          9.3.3 Nothing in the Plan shall limit or otherwise affect the right of any party-in-interest under section 502(a) of the Bankruptcy Code to object to any Claim.

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          9.3.4 If any party has objected to a Claim, payment will be withheld only with respect to the amount actually in dispute, and such objection shall not affect payments or distributions under the Plan on the undisputed portion of the Claim.
     9.4 Lapsed Distributions. Any distribution that has not been cleared within ninety (90) days of the date of the distribution will lapse. With respect to any lapsed distributions, the lapsed distribution will revert to the Creditor Trust and be distributed Pro Rata to the remaining beneficiaries of the Creditor Trust in accordance with the Plan and the Creditor Trust Agreement.
     9.5 Undeliverable and Unclaimed Distributions. If any distribution is returned as undeliverable, no further distributions to such Creditor will be made unless the Creditor Trustee is notified in writing of the Creditor’s current address. Upon receipt of the notification, the Creditor Trustee will remit all missed distributions to the Creditor without interest. All claims for undeliverable distributions must be made on or before the first anniversary of the Confirmation Date of the Plan. If a claim is not made within that time, all unclaimed distributions will revert to the Creditor Trust and be distributed Pro Rata to the remaining beneficiaries of the Creditor Trust. Nothing in this Plan will require the Creditor Trustee to attempt to locate any holder of an Allowed Claim.
ARTICLE X
Retention of Jurisdiction
     Subject to Section 7.18, the Bankruptcy Court shall retain jurisdiction over this Case and matters otherwise related to administration of the Creditor Trust for the following purposes:
     10.1 Resolution of any and all objections to Claims.
     10.2 Determination of all questions and disputes regarding all Causes of Action, controversies, disputes or conflicts, whether or not subject to pending actions as of the Confirmation Date, between: (i) the Debtor and any other party; (ii) the Creditor Trustee and

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any other party; or (iii) otherwise under this Plan, the Confirmation Order or any other order issued by the Bankruptcy Court in connection with this Case.
     10.3 The correction of any defect and the curing of any omission or inconsistency in the Plan or the Confirmation Order as may be necessary to carry out the purposes and intent of the Plan.
     10.4 Modification of the Plan after confirmation pursuant to the Bankruptcy Code and the Bankruptcy Rules.
     10.5 Allowance of all Claims and applications for payment of Administrative Claims and professional fees and expenses which may be paid by the Debtor or its Estate pursuant to the provisions of the Bankruptcy Code, and resolution of all disputes pertaining thereto.
     10.6 Resolution of any disputes regarding the Creditor Trust or any claim or controversy related thereto.
     10.7 To the full extent provided under section 505 of the Bankruptcy Code, determination of the amount or legality of any tax, any fine or penalty relating to a tax, or any addition to tax.
     10.8 Entry of a final order confirming substantial consummation of the Plan and closing the Case.
[Remainder of Page Intentionally Blank]

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Dated this 27th day of May, 2011.

MIDWEST BANC HOLDINGS, INC.
By:	/s/ Roberto R. Herencia
Roberto R. Herencia
Its President and CEO

OFFICIAL COMMITTEE OF UNSECURED CREDITORS
By:
Its Chair

Aaron L. Hammer (ARDC No. 6243069)	Thomas G. Wallrich, Esq.
Richard S. Lauter (ARDC No. 6182859)	Joel D. Nesset, Esq.
FREEBORN & PETERS LLP	HINSHAW & CULBERTSON LLP
311 South Wacker Drive, Suite 3000	333 South Seventh Street, Suite 2000
Chicago, Illinois 60606	Minneapolis, Minnesota 55402
Telephone: 312-360-6000	Telephone: 612-334-2594
Facsimile: 312-360-6520	Facsimile: 612-334-8888
E-Mail: ahammer@freebornpeters.com rlauter@freebornpeters.com	E-Mail: twallrich@hinshawlaw.com jnesset@hinshawlaw.com

Counsel to Official Committee of Unsecured Creditors	— and —
William J. Connelly (ARDC No. 6185201)
HINSHAW & CULBERTSON LLP
222 North LaSalle Street, Suite 300
Chicago, Illinois 60601
Telephone: 312-704-3000
Facsimile: 312-704-3001
E-Mail: wconnell@hinshawlaw.com

Counsel to Debtor and Debtor-in-Possession

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Dated this 27th day of May, 2011.

MIDWEST BANC HOLDINGS, INC.
By:
Roberto R. Herencia
Its President and CEO

OFFICIAL COMMITTEE OF UNSECURED CREDITORS
By:	/s/ [ILLEGIBLE]
Its Chair

Aaron L. Hammer (ARDC No. 6243069)	Thomas G. Wallrich, Esq.
Richard S. Lauter (ARDC No. 6182859)	Joel D. Nesset, Esq.
FREEBORN & PETERS LLP	HINSHAW & CULBERTSON LLP
311 South Wacker Drive, Suite 3000	333 South Seventh Street, Suite 2000
Chicago, Illinois 60606	Minneapolis, Minnesota 55402
Telephone: 312-360-6000	Telephone: 612-334-2594
Facsimile: 312-360-6520	Facsimile: 612-334-8888
E-Mail: ahammer@freebornpeters.com rlauter@freebornpeters.com	E-Mail: twallrich@hinshawlaw.com jnesset@hinshawlaw.com

Counsel to Official Committee of Unsecured Creditors	— and —
William J. Connelly (ARDC No. 6185201)
HINSHAW & CULBERTSON LLP
222 North LaSalle Street, Suite 300
Chicago, Illinois 60601
Telephone: 312-704-3000
Facsimile: 312-704-3001
E-Mail: wconnelly@hinshawlaw.com

Counsel to Debtor and Debtor-in-Possession

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EXHIBIT A

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UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re:	)	Chapter 11
)
MIDWEST BANC HOLD1NGS, INC.,[1]	)	Case No. 10-37319
)
Debtor.	)	Judge A. Benjamin Goldgar
MIDWEST BANC HOLDINGS. INC. CREDITOR TRUST AGREEMENT
Dated:                     , 2011

Aaron L. Hammer (ARDC No. 6243069)	Thomas G. Wallrich, Esq.
Richard S. Lauter (ARDC No. 6182859)	Joel D. Nesset, Esq.
FREEBORN & PETERS LLP	HINSHAW & CULBERTSON LLP
311 South Wacker Drive, Suite 3000	333 South Seventh Street, Suite 2000
Chicago, Illinois 60606	Minneapolis, Minnesota 55402
Telephone: 312-360-6000	Telephone: 612-334-2594
Facsimile: 312-360-6520	Facsimile: 612-334-8888
E-Mail: ahammer@freebompeters.com rlauter@freebornpeters.com	E-Mail: twallrich@hinshawlaw.com jnesset@hinshawlaw.com

Counsel to Official Committee of Unsecured Creditors	— and —
William J. Connelly (ARDC No.6185201)
HINSHAW & CULBERTSON LLP
222 North LaSalle Street, Suite 300
Chicago, Illinois 60601
Telephone: 312-704-3000
Facsimile: 312-704-3001
E-Mail: wconnelly@hinshawlaw.com

Counsel to Debtor and Debtor-in-Possession

[1]	The Debtor in this chapter 11 case, along with the last four digits of the Debtor’s tax identification number is Midwest Banc Holdings, Inc. (2484). The service address for the Debtor is 54 South Washington Street, Suite 1, Hinsdale, Illinois 60521-4161.

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Exhibit A       Page 3 of 37
MIDWEST BANC HOLDINGS, INC. CREDITOR TRUST AGREEMENT
PREAMBLE
     This Agreement (the “Creditor Trust Agreement”) is made this                      day of                     , 2011, by and among Midwest Banc Holdings, Inc. (the “Debtor”), the Official Committee of Unsecured Creditors (the “Committee”), and Barry A. Chatz, not individually, but solely as trustee of this Creditor Trust (the “Creditor Trustee” and, collectively with the Debtor and the Committee, the “Parties”) in accordance with the Third Amended Joint Plan of Liquidation dated May 27, 2011 (the “Plan”), confirmed by the Bankruptcy Court (as defined infra) by the Order Confirming Third Amended Joint Plan of Liquidation, dated                     , 2011 (the “Confirmation Order”).2
R E C I T A L S:
     A. On August 20, 2010, the Debtor filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Illinois (the “Bankruptcy Court”) and commenced its chapter 11 case (the “Case”);
     B. On September 28, 2010, the Office of the United States Trustee for the Northern District of Illinois (the “U.S. Trustee”) appointed the Committee, which was initially comprised of Bowne & Co., Inc., Daniel R. Kadolph, MBHI Capital Trust IV, M&I and David Peck. M&I subsequently resigned from the Committee, which now consists of Bowne & Co., Inc., Daniel R. Kadolph, MBHI Capital Trust IV and David Peck;
     C. The Plan and the Confirmation Order provide, among other things, that the Creditor Trustee shall be empowered to make distributions, pursuant to the Plan, the Confirmation Order and this Creditor Trust Agreement, to holders of Allowed Class 3 Claims and Allowed Class 4 Claims (collectively, the “Beneficiaries”);
     D. The Creditor Trust is created pursuant to, and to effectuate, the Plan and the Confirmation Order;
     E. The Creditor Trust is created on behalf of, and for the sole benefit of, the Beneficiaries;
     F. The powers, authority, responsibilities and duties of the Creditor Trustee shall be governed by this Creditor Trust Agreement, the Plan, applicable orders issued by the Bankruptcy Court (including the Confirmation Order), and general fiduciary obligations of trustees under Illinois law;
     G. Pursuant to the terms and conditions of the Plan, the Confirmation Order and this Creditor Trust Agreement, the Creditor Trustee shall administer the Creditor Trust Assets;

2	Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

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Exhibit A       Page 4 of 37
     H. This Creditor Trust Agreement is intended to supplement and complement the Plan and the Confirmation Order; provided, however, that if any of the terms and/or provisions of this Creditor Trust Agreement conflict with the terms and/or provisions of the Plan or the Confirmation Order, the Plan and the Confirmation Order shall govern; and
     I. The Creditor Trust is intended to qualify as a “liquidating trust” under the Internal Revenue Code of 1986 and the regulations promulgated thereunder, specifically Treas. Reg. § 301.7701-4(d), and as such is a “grantor trust” for federal income tax purposes with the Beneficiaries treated as the grantors and owners of the Creditor Trust Assets. In particular:
(i)	The Creditor Trust is organized for the primary purpose of liquidating the Creditor Trust Assets, with no objective to conduct a trade or business except to the extent reasonably necessary to, and consistent with, the liquidating purpose of the Creditor Trust. The Creditor Trust shall not be deemed a successor of the Debtor;

(ii)	The Creditor Trust provides that the Beneficiaries of the Creditor Trust will be treated as the grantors of the Creditor Trust and deemed owners of the Creditor Trust Assets. This Creditor Trust Agreement requires the Creditor Trustee to file returns for the Creditor Trust as a grantor trust pursuant to Treas. Reg. § 1.6714(a);

(iii)	This Creditor Trust Agreement provides for consistent valuations of the transferred property by the Creditor Trustee and the Beneficiaries, and those valuations shall be used for federal income tax purposes;

(iv)	All of the Creditor Trust’s income is to be treated as subject to tax on a current basis to the Beneficiaries who will be responsible for payment of any tax due;

(v)	This Creditor Trust contains a fixed or determinable termination date that is not more than thirty (30) years from the date of creation of the Creditor Trust and that is reasonably based on all the facts and circumstances;

(vi)	The investment powers of the Creditor Trustee, other than those reasonably necessary to maintain the value of the Creditor Trust Assets and to further the liquidating purpose of the Creditor Trust, are limited to powers to invest in demand and time deposits, such as short-term certificates of deposit, in banks or other savings institutions, or other temporary, liquid investments, such as treasury bills; and

(vii)	The Creditor Trustee is required to make a distribution at least once per twelve-month period to the Beneficiaries in the order of priorities set forth in this Creditor Trust Agreement based on the Creditor Trust’s net income, except that the Creditor Trustee, after consultation with the Oversight Committee (as defined infra) may retain an amount of net income reasonably necessary to maintain the value of the Creditor Trust Assets or to satisfy claims and contingent liabilities (including Disputed Claims).

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Exhibit A       Page 5 of 37
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Plan and the Confirmation Order, the Parties agree as follows:
ARTICLE I
ESTABLISHMENT OF THE CREDITOR TRUST
1.1	Transfer of Assets to the Creditor Trust
          1.1.1 Pursuant to the Plan, the Debtor, the Committee and the Creditor Trustee hereby establish the Creditor Trust on behalf of the Beneficiaries, to be treated as the grantors and deemed owners of the Creditor Trust Assets, and the Debtor and its Estate hereby transfer, assign and deliver to the Creditor Trust, on behalf of the Beneficiaries, all of their right, title and interest in the Creditor Trust Assets, notwithstanding any prohibition of assignability under applicable non-bankruptcy law. The Creditor Trust agrees to accept and hold the Creditor Trust Assets in the Creditor Trust for the benefit of the Beneficiaries, subject to the terms of the Plan, the Confirmation Order and this Creditor Trust Agreement.
          1.1.2 All rights in connection with the vesting and transfer of the Creditor Trust Assets, including the Causes of Action, and any attorney-client privileges, work-product protection or other privilege or immunity attaching to any documents or communications of the Debtor’s or Committee’s professionals (whether written or oral) related to the Creditor Trust Assets, will vest with the Creditor Trust. All bank accounts established by the Debtor will be transferred to and held in the Creditor Trust on behalf of the Beneficiaries, subject to the provisions of the Plan and this Creditor Trust Agreement. The Debtor, the Committee and the Creditor Trustee are authorized to take all necessary actions to effectuate the foregoing.
     1.2 Title to Assets
          1.2.1 Within seven (7) days of the Effective Date, the Debtor and its Estate shall transfer the Creditor Trust Assets to the Creditor Trust for the benefit of the Beneficiaries. Notwithstanding any prohibition of assignability under applicable non-bankruptcy law, all assets and properties transferred to the Creditor Trust pursuant to the Plan shall vest in the Creditor Trust. Upon the transfer of the Creditor Trust Assets to the Creditor Trust, the Debtor shall have no interest in or with respect to such Creditor Trust Assets or the Creditor Trust.
          1.2.2 For federal income tax purposes, all parties (including, without limitation, the Debtor, the Creditor Trustee and the Beneficiaries) shall treat the transfer of the Creditor Trust Assets by the Debtor and its Estate to the Creditor Trust as a transfer of such assets by the Debtor and its Estate to the holders of Allowed Class 3 Claims and Allowed Class 4 Claims entitled to distributions under the Plan and the Confirmation Order, followed by a transfer by such holders to the Creditor Trust. Thus, the Beneficiaries shall be treated as the grantors and owners of a grantor trust for federal income tax purposes.
          1.2.3 To any extent not effectuated by the Confirmation Order, the Debtor and the Committee shall execute and deliver or cause to be executed and delivered all such documents (in recordable form where necessary or appropriate), and the Debtor and the Committee shall take or cause to be taken such further action as may reasonably be necessary or

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appropriate, to vest or perfect in or confirm to the Creditor Trust title to and possession of the Creditor Trust Assets.
     1.3 Valuation of Assets
     The Creditor Trust, to the extent that the Creditor Trustee deems it necessary or appropriate after consultation with the Oversight Committee, may conduct a good faith valuation of the Creditor Trust Assets, and shall make such valuation available to the Beneficiaries by filing a report of such valuation with the Bankruptcy Court promptly after its completion. The valuation shall be used consistently by all parties (including the Debtor, the Creditor Trustee and the Beneficiaries) for federal income tax purposes. Any dispute regarding the valuation of the Creditor Trust Assets shall be resolved by the Bankruptcy Court.
     1.4 Claims Against the Creditor Trust Assets
     The Creditor Trust Assets shall be subject to the claims of the Creditor Trustee, its Professionals (as defined infra) and Non-Professionals (as defined infra) and U.S. Trustee fees. The Creditor Trustee shall be entitled to reimburse such persons out of any available Cash in the Creditor Trust, for reasonable compensation and actual reasonable out-of-pocket expenses, and against and from any and all loss, liability, expense or damage, which each may sustain in good faith and without willful misconduct, gross negligence, fraud or, solely in the case of the Creditor Trustee, breach of fiduciary duty other than negligence, in the exercise and performance of any of the powers and duties of the Creditor Trustee.
ARTICLE II
APPOINTMENT OF THE CREDITOR TRUSTEE
     Barry A. Chatz is hereby appointed to serve as the initial Creditor Trustee under the Plan and hereby accepts this appointment and agrees to serve in such capacity, effective upon the date of this Creditor Trust Agreement. Any successor Creditor Trustee shall be appointed as set forth in Section 4.7 in the event any Creditor Trustee is removed or resigns pursuant to this Creditor Trust Agreement, or if such Creditor Trustee otherwise vacates the position.
ARTICLE III
DUTIES AND POWERS OF THE CREDITOR TRUSTEE
     3.1 Generally
     The Creditor Trustee shall be responsible for administering the Creditor Trust Assets and taking actions on behalf of, and representing, the Creditor Trust. The Creditor Trustee shall have the authority to bind the Creditor Trust within the limitations set forth herein, but shall for all purposes hereunder be acting in the capacity of Creditor Trustee and not individually.
     3.2 Scope of Authority
     The responsibilities and authority of the Creditor Trustee shall include, without limitation: (a) collecting and liquidating the Creditor Trust Assets and distributing the Creditor Trust Assets to the Beneficiaries in accordance with the Plan, the Confirmation Order and this

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Creditor Trust Agreement; (b) facilitating the prosecution or settlement of objections to, or estimations of, Claims in accordance with, but subject to the limitations set forth in, the Plan; (c) analyzing, prosecuting and settling Avoidance Actions and Miscellaneous Causes of Action; (d) in accordance with Section 12.1, filing all required tax returns and paying taxes and all other obligations on behalf of the Creditor Trust from funds held by the Creditor Trust; (e) filing Quarterly Reports; (f) providing periodic reports to the Oversight Committee, the Bankruptcy Court and other parties-in-interest on the status of the Claims resolution process, the status of the prosecution of Avoidance Actions and Miscellaneous Causes of Action, distributions to Beneficiaries and the financial status of the Creditor Trust; (g) performing such administrative, ministerial, and other functions reasonably appropriate to the Debtor’s orderly liquidation, including but not limited to, such actions as may be associated with the termination of the Debtor’s 401(k) plan, filing of all required tax returns and the dissolution of the Debtor under Delaware law; and (h) carrying out such other responsibilities not specifically set forth herein as may be vested in the Creditor Trustee pursuant to the Plan, this Creditor Trust Agreement, any Bankruptcy Court order or as may otherwise be necessary and proper to carry out the provisions of the Plan and the Confirmation Order.
     3.3 Fiduciary Obligations to the Creditor Trust and Beneficiaries
     The Creditor Trustee’s actions as Creditor Trustee will be held to the same standard as a trustee of a trust under Illinois law. His or her fiduciary obligations to the Creditor Trust and its Beneficiaries are the same fiduciary obligations that the trustee of a trust owes to that trust and its beneficiaries under Illinois law.
     3.4 Powers
     In connection with the administration of the Creditor Trust, except as otherwise set forth in this Creditor Trust Agreement, the Plan or the Confirmation Order, the Creditor Trustee is hereby authorized to perform those acts necessary to accomplish the purposes of the Creditor Trust, without further authorization from the Bankruptcy Court. Without limiting, but subject to, the foregoing, the Creditor Trustee is expressly authorized, but not required, unless otherwise provided in this Creditor Trust Agreement and subject to the limitations contained herein, in the Plan and in the Confirmation Order, to:
     (a) hold legal title (on behalf of the Creditor Trust as Creditor Trustee, but not individually) to the Creditor Trust Assets;
     (b) effect all actions and execute all agreements, instruments and other documents necessary to implement the Plan;
     (c) protect and enforce the rights to the Creditor Trust Assets vested in the Creditor Trust by the Plan and the Confirmation Order by any method deemed appropriate, following consultation with, and subject to the approval of, the Oversight Committee, including, without limitation, by judicial proceedings or pursuant to any applicable bankruptcy, insolvency, moratorium or similar law and general principles of equity;

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          (d) following consultation with, and subject to the approval of, the Oversight Committee, invest funds (in the manner set forth in Section 3.8), make distributions, and pay taxes and other obligations owed by the Creditor Trust from funds held by the Creditor Trustee and/or the Creditor Trust in accordance with the Plan and the Confirmation Order;
          (e) following consultation with, and subject to the approval of, the Oversight Committee, prosecute, defend, compromise, adjust, arbitrate, abandon or otherwise deal with and settle, in accordance with the terms set forth herein and in the Plan and Confirmation Order, all actions arising under state law or the Bankruptcy Code, specifically, but not limited to, Avoidance Actions arising under or related to Chapter 5 of the Bankruptcy Code and the Miscellaneous Causes of Action; provided, however, that the Creditor Trustee shall not be required to consult with or obtain approval of the Oversight Committee, to the extent such matters are limited to a claim or cause of action where the amount demanded or claimed is, in the aggregate, less than or equal to $50,000 (a “De Minimis Claim or Cause of Action”);
          (f) following consultation with, and subject to the approval of, the Oversight Committee, determine, compromise and satisfy any and all liabilities created, incurred or assumed by the Creditor Trust;
          (g) following consultation with, and subject to the approval of, the Oversight Committee, file, if necessary, any and all tax and information returns with respect to the Creditor Trust and pay taxes properly payable by the Creditor Trust, if any, commensurate with the Creditor Trust’s classification as a grantor trust pursuant to Treas. Reg. § 1.671-4(a);
          (h) following consultation with, and subject to the approval of, the Oversight Committee, make all tax withholdings and make tax elections by and on behalf of the Creditor Trust;
          (i) following consultation with, and subject to the approval of, the Oversight Committee, send annually to each Beneficiary a separate statement stating the Beneficiary’s share of income, gain, loss, deduction or credit and instruct all such Beneficiaries to report such items on their federal tax returns;
          (j) in reliance upon the Claims List (as defined infra) provided by the Debtor, maintain on the Creditor Trustee’s books and records, a register evidencing the beneficial interest herein held by each Beneficiary;
          (k) following consultation with, and subject to the approval of, the Oversight Committee, administer, reconcile, compromise, estimate and/or resolve Claims in accordance with, but subject to the limitations set forth in, the Plan (including the filing of any objections to such Claims as appropriate); provided, however, that the Creditor Trustee shall not be required to consult with or obtain approval of the Oversight Committee, to the extent such matters are limited to a De Minimis Claim or Cause of Action;
          (l) following consultation with, and subject to the approval of, the Oversight Committee, establish such reserves for Disputed Claims, taxes, assessments, Professional fees and other expenses of administration of the Creditor Trust as may be necessary and appropriate for the proper operation of matters incident to the Creditor Trust;

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          (m) following consultation with, and subject to the approval of, the Oversight Committee, make distributions as provided for in this Creditor Trust Agreement, the Plan and the Confirmation Order;
          (n) following consultation with, and subject to the approval of, the Oversight Committee, open and maintain bank accounts on behalf of or in the name of the Creditor Trust;
          (o) following consultation with, and subject to the approval of, the Oversight Committee, pay expenses and make disbursements necessary to preserve, liquidate and enhance the Creditor Trust Assets;
          (p) purchase such insurance coverage as the Creditor Trustee, following consultation with, and subject to the approval of, the Oversight Committee, deems necessary and appropriate with respect to the liabilities and obligations of the Creditor Trustee (in the form of an errors and omissions policy, fiduciary policy or otherwise);
          (q) purchase such insurance coverage as the Creditor Trustee, following consultation with, and subject to the approval of, the Oversight Committee, deems necessary and appropriate with respect to real and personal property which may be or may become Creditor Trust Assets;
          (r) following consultation with, and subject to the approval of, the Oversight Committee, retain and pay Professionals and Non-Professionals as provided for in Article XI of this Creditor Trust Agreement to assist the Creditor Trust and/or the Creditor Trustee with respect to its responsibilities to the extent permitted by this Creditor Trust Agreement, the Plan and the Confirmation Order;
          (s) following consultation with, and subject to the approval of, the Oversight Committee, take such actions as are necessary, appropriate or desirable to close or dismiss the Case;
          (t) following consultation with, and subject to the approval of, the Oversight Committee, take such actions as are necessary, appropriate or desirable to terminate the existence of the Debtor to the extent not already effectuated pursuant to the Plan;
          (u) following consultation with, and subject to the approval of, the Oversight Committee, terminate and dissolve the Creditor Trust pursuant to and in accordance with the terms of the Plan and this Creditor Trust Agreement; and
          (v) following consultation with, and subject to the approval of, the Oversight Committee, assume such other powers as may be vested in or assumed by the Creditor Trust pursuant to the Plan or Bankruptcy Court order, or as may be necessary and proper to carry out the provisions of the Plan, the Confirmation Order or this Creditor Trust Agreement.
     3.5 General Authority of the Creditor Trustee
     Unless specifically stated otherwise herein, the Creditor Trustee shall not be required to obtain Bankruptcy Court approval with respect to any proposed action or inaction authorized in

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this Creditor Trust Agreement or specifically contemplated in the Plan and the Confirmation Order.
     3.6 Limitation of Creditor Trustee’s Authority; No On-Going Business
     The Creditor Trustee shall have no power or authority except as set forth in this Creditor Trust Agreement, in the Plan or in the Confirmation Order. For federal tax purposes, the Creditor Trustee shall not be authorized to engage in any trade or business with respect to the Creditor Trust Assets except to the extent reasonably necessary to, and consistent with, the liquidating purpose of the Creditor Trust. The Creditor Trustee shall take such actions consistent with the prompt orderly liquidation of the Creditor Trust Assets as required by applicable law and consistent with the treatment of the Creditor Trust as a liquidating trust under Treas. Reg.§ 301.7701-4(d), to the extent such actions are permitted by this Creditor Trust Agreement.
     3.7 Other Activities of the Creditor Trustee
     The Creditor Trustee shall be entitled to be employed by third parties while serving as Creditor Trustee for the Creditor Trust; provided, however, that such employment shall not include actions or representations of parties that are adverse to the Creditor Trust.
     3.8 Investment and Safekeeping of Creditor Trust Assets
     All monies and other assets received by the Creditor Trust shall, until distributed or paid over as herein provided, be held in trust for the benefit of the Beneficiaries, but need not be segregated from other Creditor Trust Assets. The Creditor Trustee shall promptly invest any such monies in the manner set forth in this Section 3.8, but shall otherwise be under no liability for interest or income on any monies received by the Creditor Trust hereunder and held for distribution or payment to the Beneficiaries, except as such interest shall actually be received by the Creditor Trustee. Investment of any monies held by the Creditor Trust shall be administered in accordance with the Creditor Trustee’s general duties and obligations hereunder and in view of the Creditor Trustee’s general fiduciary duties under Illinois law. The rights and powers of the Creditor Trustee to invest the Creditor Trust Assets transferred to the Creditor Trust, the proceeds thereof or any income earned by the Creditor Trust, shall be limited to the right and power to: (a) invest such Creditor Trust Assets (pending distributions in accordance with the Plan and the Confirmation Order) in (i) short-term direct obligations of, or obligations guaranteed by, the United States of America or (ii) short-term obligations of any agency or corporation which is or may hereafter be created by or pursuant to an act of the Congress of the United States as an agency or instrumentality thereof; or (b) deposit such assets in demand accounts at any bank or trust company, which has, at the time of the deposit, a capital stock and surplus aggregating at least $1,000,000,000 (collectively, the “Permissible Investments”); provided, however, that the scope of any such Permissible Investments shall be limited to include only those investments that a liquidating trust, within the meaning of Treas. Reg. § 301.7701-4(d), may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the Internal Revenue Service (“IRS”) guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise.

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     3.9 Authorization to Expend Creditor Trust Assets
     Upon consultation with the Oversight Committee, the Creditor Trustee may expend assets of the Creditor Trust to the extent necessary to: (a) satisfy and discharge liabilities and to maintain the value of the Creditor Trust Assets during liquidation; (b) pay Trustee Expenses (including, but not limited to, any taxes imposed on the Creditor Trust, and fees and expenses in connection with litigation or compensation of the Creditor Trustee in accordance with Section 4.1 below); (c) satisfy other liabilities incurred or assumed by the Creditor Trust (or to which the Creditor Trust Assets are otherwise subject) in accordance with this Creditor Trust Agreement, the Plan or the Confirmation Order; and (d) make distributions to Beneficiaries on account of their Trust Interests in accordance with this Creditor Trust Agreement, the Plan and the Confirmation Order.
ARTICLE IV
CREDITOR TRUSTEE
     4.1 Compensation of the Creditor Trustee
     The Creditor Trustee shall be entitled to receive, but is not required to accept, reasonable compensation for services rendered on behalf of the Creditor Trust. All compensation and other amounts payable to the Creditor Trustee shall be paid out of the Creditor Trust Assets. The Creditor Trust shall reimburse the Creditor Trustee for its actual reasonable out-of-pocket expenses incurred including, without limitation, postage, telephone and facsimile charges upon receipt of periodic billings. All reimbursement for expenses payable to the Creditor Trustee shall be paid from the Creditor Trust Assets in priority over any distributions to Beneficiaries to be made under the Plan. If the Creditor Trust Assets are insufficient to fully satisfy the amounts payable to, or other obligations owing to, the Creditor Trustee, the Beneficiaries shall be required to disgorge their Pro Rata share of any interim distributions received from the Creditor Trust, until all such amounts have been fully paid and all such obligations have been fully satisfied. If the Creditor Trustee dies or becomes disabled, then such former Creditor Trustee (or his or her estate, successor or assigns) shall be entitled to any remaining unpaid compensation and reimbursement due hereunder.
     4.2 Term of Service
     The Creditor Trustee shall serve until the earliest of: (a) the completion of all the Creditor Trustee’s duties, responsibilities and obligations under this Creditor Trust Agreement and the Plan; (b) termination of the Creditor Trust in accordance with this Creditor Trust Agreement; and (c) the Creditor Trustee’s death, resignation or removal.
     4.3 No Bond
     The Creditor Trustee shall serve without bond.

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     4.4 Removal
     The Creditor Trustee may be removed for cause by the Oversight Committee; provided, however, that the Creditor Trustee may not be removed until a successor Creditor Trustee has been named. “Cause” shall include, without limitation: (a) the undue prolongation of the duration of the Creditor Trust and of distributions of the Creditor Trust Assets to the Beneficiaries; (b) gross negligence, fraud or willful misconduct (as determined by a Final Order) in connection with the affairs of the Creditor Trust; (c) a physical and/or mental disability that substantially prevents the Creditor Trustee from performing the duties of a Creditor Trustee hereunder; or (d) breach of fiduciary duty or an unresolved conflict of interest. In addition, the Creditor Trustee may be removed for cause at any time by any other person upon entry of an order of the Bankruptcy Court following a noticed motion for removal served upon the Creditor Trustee (and his or her Professionals) and the Oversight Committee. Any person seeking removal through an order of the Bankruptcy Court must demonstrate to the Bankruptcy Court that such removal is appropriate for cause. The removal in this instance shall be effective on the date specified in the order.
     4.5 Resignation
     The Creditor Trustee may resign by giving not less than thirty (30) days’ prior written notice thereof to the parties entitled to notice under Section 14.10 hereof. In the event of a resignation, the resigning Creditor Trustee shall render to the Oversight Committee a statement of discharge as described in Section 4.6 below. The resignation will be effective on the later of: (a) the date specified in the notice; (b) the date that is thirty (30) days after the date the notice is delivered; (c) the date the statement of discharge is delivered; and (d) the date the successor Creditor Trustee accepts his or her appointment as such.
     4.6 Discharge of Creditor Trustee
          4.6.1 Statement of Discharge. The Creditor Trustee shall, upon termination of the Creditor Trust or upon the Creditor Trustee’s resignation, removal or death (in which case the Creditor Trustee’s estate or third-party employer, as may be appropriate, shall) render a statement of discharge containing the following information: (a) all assets and funds of the Creditor Trust originally charged under the Creditor Trustee’s control; (b) a summarized accounting, in sufficient detail, of all purchases, sales, gains, losses and income of the Creditor Trust during the Creditor Trustee’s term of service; and (c) the ending balance of all assets and funds of the Creditor Trust as of the date of discharge. At the discretion of the Oversight Committee, such statement may be audited by independent accountants in accordance with generally accepted auditing standards.
          4.6.2 Approval of Statement of Discharge. The statement of discharge required by Section 4.6.1 shall be presented to the Oversight Committee. Unless the Oversight Committee requests that such statement of discharge not be approved within thirty (30) days after the date on which such statement of discharge was presented to the Oversight Committee, the withdrawing Creditor Trustee shall be discharged from all liability to the Creditor Trust or any Person who has had or may then or thereafter have an interest in the Creditor Trust for acts

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or omissions in the Creditor Trustee’s capacity as the Creditor Trustee or in any other capacity contemplated by this Creditor Trust Agreement or the Plan.
          4.6.3 Costs Relating to Statement of Discharge. The expenses of any accounting, including, but not limited to those incurred in the preparation of any statement of discharge any audit conducted under Section 4.6.1, shall be paid by the Creditor Trust as an expense of the Creditor Trust.
     4.7 Appointment of Successor Trustee
          4.7.1 In the event the Creditor Trustee is removed or resigns pursuant to this Creditor Trust Agreement or the Creditor Trustee otherwise vacates his or her position, the Oversight Committee shall designate a successor Creditor Trustee. Any successor Creditor Trustee appointed hereunder shall execute an instrument accepting such appointment and shall deliver such acceptance to the Bankruptcy Court. Thereupon, such successor Creditor Trustee shall, without any further act, become vested with all of the properties, rights, powers, trusts and duties of his or her predecessor in the Creditor Trust with like effect as if originally named herein; provided, however, that the removed or resigning Creditor Trustee shall, nevertheless, when requested in writing by the successor Creditor Trustee, execute and deliver any reasonable instrument or instruments conveying and transferring to such successor Creditor Trustee all the estates, properties, rights, powers and trusts of the removed or resigning Creditor Trustee.
          4.7.2 The Oversight Committee shall appoint a successor Creditor Trustee as soon as practicable, but in any event within thirty (30) days after the occurrence of the vacancy or, in the case of resignation, at least fifteen (15) days before the proposed resignation is to take effect. If the Oversight Committee fails to appoint a successor Creditor Trustee within the prescribed period, any Member (as defined infra) of the Oversight Committee or any Beneficiary may petition the Bankruptcy Court to appoint a proposed successor Creditor Trustee. If the Oversight Committee, or if any Member of the Oversight Committee or any Beneficiary, fails to appoint a successor Creditor Trustee, then: (a) if the Creditor Trustee is resigning, the Creditor Trustee may appoint a qualified successor; or (b) if the Creditor Trustee is removed or upon the Creditor Trustee’s death, the Bankruptcy Court may appoint a successor Creditor Trustee.
     4.8 Creditor Trust Continuance
     The resignation or removal of the Creditor Trustee will not terminate the Creditor Trust or revoke any existing agency created pursuant to this Creditor Trust Agreement or invalidate any action theretofore taken by the Creditor Trustee.
ARTICLE V
OVERSIGHT COMMITTEE
     5.1 Creation of the Oversight Committee
     Simultaneously with the creation of the Creditor Trust, a committee (the “Oversight Committee”) comprised of five (5) members (the “Members”), at least two (2) of which shall be representatives selected by the Committee, at least one (1) of which shall be a representative selected by the Debtor (subject to the approval of the Committee, which shall not be

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unreasonably withheld or delayed), at least one (1) of which shall be a representative selected by M&I (subject to the approval of the Committee, which shall not be unreasonably withheld or delayed) and at least one (1) of which shall be a representative selected by Tricadia CDO Management, LLC (“Tricadia”) (subject to the approval of the Committee, which shall not be unreasonably withheld or delayed) shall be established. The Oversight Committee shall perform an advisory role in the administration of the Creditor Trust and shall carry out such other responsibilities as may be required or permitted under this Creditor Trust Agreement or under the Plan. The initial Members of the Oversight Committee are Daniel R. Kadolph (Committee’s representative), David Peck (Committee’s representative), Barry I. Forrester (Debtor’s representative), Gregg R. Weyer (M&I’s representative) and _______________ (Tricadia’s representative). These Members of the Oversight Committee will serve, not as individuals, but as representatives of their respective organizations. Each Member of the Oversight Committee shall serve until the earlier of: (a) his or her death or resignation; (b) his or her removal pursuant to Section 5.5 of the Creditor Trust Agreement; and (c) the termination of the Creditor Trust. To any extent a Member of the Oversight Committee has a conflict of interest with respect to any matter being handled by the Creditor Trustee, such Member of the Oversight Committee shall recuse themselves and be recused from any such discussions in accordance herewith and any by-laws governing operation of the Oversight Committee approved by the Creditor Trustee.
     5.2 Role of the Oversight Committee
     The Oversight Committee shall monitor, and the Creditor Trustee shall consult with the Oversight Committee in connection with, the administration of the Creditor Trust by the Creditor Trustee. The Oversight Committee may provide advice or recommendations with respect to any action to be taken by the Creditor Trustee in connection therewith, including, without limitation: (a) the arrangement of any sale, transfer or other disposition of Creditor Trust Assets; (b) the investment of any proceeds of Creditor Trust Assets in Permitted Investments; (c) the conduct and settlement of litigation with respect to any Disputed Claims and any Cause of Action (other than with respect to a De Minimis Claim or Cause of Action), or otherwise; and (d) the making of any distributions in respect of Allowed Claims. Further, the Oversight Committee may from time to time issue written directives to the Creditor Trustee with respect to any of the foregoing, which shall be complied with by the Creditor Trustee. All decisions of the Oversight Committee, and all actions, directives, approvals and consents of the Oversight Committee required or contemplated hereunder, shall be effective upon a majority vote of the Members thereof. In taking or failing to take any action hereunder, the Creditor Trustee may rely upon a written statement (including signatures by counterpart facsimile or approval by electronic transmission) by such majority of the Oversight Committee. The Oversight Committee will have the authority to remove and/or replace the Creditor Trustee as set forth in Sections 4.4 and 4.7 hereof. Neither the Oversight Committee nor its Members shall exercise any control or authority over the Creditor Trust or the Creditor Trust Assets that is inconsistent with the purposes or provisions of this Creditor Trust Agreement.
     5.3 Compensation of the Oversight Committee
     The Oversight Committee shall not be compensated for services rendered to the Creditor Trust. However, the Oversight Committee Members shall be reimbursed from the Creditor Trust Assets for all reasonable out-of-pocket expenses incurred by serving on the Oversight

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Committee, except fees and expenses of professionals retained by individual Oversight Committee Members.
     5.4 Resignation of Member
     An Oversight Committee Member may resign by giving not less than fifteen (15) days’ prior written notice thereof to the parties entitled to notice under Section 14.10 hereof. From and after the date of its resignation from the Oversight Committee, the resigning Oversight Committee member shall have no further rights or obligations under this Creditor Trust Agreement.
     5.5 Removal of Member
          5.5.1 Removal for Disability. Subject to Bankruptcy Court approval, a Member of the Oversight Committee may be removed by a unanimous vote of all other Members of the Oversight Committee upon a finding that such Member is unable to perform his or her duties due to illness or other physical or mental disability.
          5.5.2 Removal for Cause. Subject to Bankruptcy Court approval, a Member of the Oversight Committee may be removed for cause by a unanimous vote of all other Members of the Oversight Committee. “Cause” shall include, without limitation: (a) fraud or willful misconduct in connection with the affairs of the Creditor Trust; or (b) breach of fiduciary duty or an unresolved conflict of interest.
     5.6 Replacement of Member
     In the event that an Oversight Committee Member resigns or is removed as an Oversight Committee Member in accordance with this Article V, the entity that designated the removed or resigning Member (i.e., the Committee, the Debtor, M&I or Tricadia) may designate a successor Member.
     5.7 Reliance by Oversight Committee Members
     The Oversight Committee Members may rely, and shall be fully protected in acting or refraining from acting, on any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other instrument or document that the Oversight Committee Member has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of facsimiles, to have been sent by the proper party or parties, and the Oversight Committee Members may conclusively rely as to the truth of the statements and correctness of the opinions expressed therein. The Oversight Committee Members may consult with any counsel employed by the Creditor Trust or by the Oversight Committee.
     5.8 Meetings of the Creditor Trustee and the Oversight Committee
          5.8.1 Regular Meetings of the Creditor Trustee and the Oversight Committee. Meetings of the Creditor Trustee and the Oversight Committee are to be held with such

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frequency and at such place as the Oversight Committee may determine in its sole discretion, but in no event shall meetings be held less frequently than quarterly.
          5.8.2 Special Meetings of the Creditor Trustee and the Oversight Committee. Special meetings of the Creditor Trustee and the Oversight Committee may be held whenever and wherever called for either by the Creditor Trustee or at least three Members of the Oversight Committee.
          5.8.3 Notice of, and Waiver of Notice for, Creditor Trustee and Oversight Committee Meetings. Notice of the time and place (but not necessarily the purpose or all of the purposes) of any regular or special meeting will be given to the Creditor Trustee and/or the Members of the Oversight Committee in person or by telephone, mail, electronic mail or facsimile transmission. Notice to the Creditor Trustee and the Members of the Oversight Committee of any such meeting will be deemed given sufficiently in advance when: (a) if given by mail, the same is deposited in the United States mail at least ten (10) calendar days before the meeting date, with postage thereon prepaid; (b) if given by electronic mail or facsimile transmission, the same is transmitted at least one (1) business day prior to the convening of the meeting; or (c) if personally delivered (including by overnight courier) or given by telephone, the same is handed, or the substance thereof is communicated over the telephone to the Creditor Trustee and/or the Members of the Oversight Committee or to an adult member of his/her office staff or household, at least one (1) business day prior to the convening of the meeting. The Creditor Trustee and any Member of the Oversight Committee may waive notice of any meeting and any adjournment thereof at any time before, during or after it is held, as provided by law. Except as provided in the next sentence below, the waiver must be in writing, signed by the Creditor Trustee or the applicable Member or Members of the Oversight Committee entitled to the notice and filed with the minutes or records of the Creditor Trust. The attendance of the Creditor Trustee or a Member of the Oversight Committee at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
          5.8.4 Manner of Participation in Creditor Trustee and Oversight Committee Meetings. The Creditor Trustee or any Member of the Oversight Committee may participate in a regular or special meeting by, or conduct the meeting in person or through the use of conference telephone, videoconference or similar communications equipment by means of which all persons participating in the meeting may hear each other, in which case any required notice of such meeting may generally describe the arrangements (rather than or in addition to the place) for the holding thereof. The Creditor Trustee or any Member of the Oversight Committee participating in a meeting by this means is deemed to be present in person at the meeting.
          5.8.5 Manner of Acting. Any Member of the Oversight Committee who is present and entitled to vote at a meeting of the Oversight Committee when action is taken is deemed to have assented to the action taken, subject to the requisite vote of the Oversight Committee, unless: (a) such member of the Oversight Committee objects at the beginning of the meeting (or promptly upon his/her arrival) to holding it or to the transaction of any business at the meeting; (b) his/her dissent or abstention from the action taken is entered in the minutes of the meeting; or (c) he/she delivers written notice (including by electronic or facsimile

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transmission) of his/her dissent or abstention before the adjournment of the meeting. The right of dissent or abstention is not available to any member of the Oversight Committee who votes in favor of the action taken.
     5.9 Oversight Committee Action Without a Meeting
     Any action required or permitted to be taken by the Oversight Committee at a meeting may be taken without a meeting if the action is taken by unanimous written consent of the Oversight Committee as evidenced by one or more written consents describing the action taken, signed by all Members of the Oversight Committee and recorded in the minutes or other transcript of proceedings of the Oversight Committee and the Creditor Trustee.
     5.10 Dispute Resolution
     In the event of a dispute between the Creditor Trustee and the Oversight Committee, or between Members of the Oversight Committee, involving an allegation that either party has failed to act in a manner consistent with the Plan or this Creditor Trust Agreement, the parties shall meet and confer and attempt to reach a consensual resolution of the dispute. Should a consensual resolution not be reached, the Creditor Trustee or the Oversight Committee or any of its Members may seek appropriate relief from the Bankruptcy Court, and the Bankruptcy Court shall retain jurisdiction to resolve such disputes. This Section 5.10 shall also apply to any disputes relating to recusal pursuant to Section 5.1 of this Agreement.
     5.11 Confidentiality of Information and Conflicts of Interest
     The Creditor Trustee shall have authority to exclude any Oversight Committee Member from any deliberations, or withhold any information from any Oversight Committee Member, regarding matters affecting the Creditor Trust or Creditor Trust Assets in which such excluded Member is encumbered by a conflict of interest that has been disclosed or otherwise becomes known to the Creditor Trustee. The non-conflicted Oversight Committee Members may overrule the Creditor Trustee’s decision to exclude or withhold information from a conflicted Oversight Committee Member by unanimous vote of any non-conflicted Oversight Committee Members; provided, however, that the Creditor Trustee shall not be liable to the Oversight Committee or the Creditor Trust in any way for any statements made or actions taken by such conflicted Oversight Committee Member following such overruling by the Oversight Committee, and the Creditor Trust shall hold the Creditor Trustee harmless for any claims that may arise as a result of such conflicted Oversight Committee Member’s statements and actions. Any Oversight Committee Member that is excluded from deliberations or denied access to information under this Section 5.11 may challenge the Creditor Trustee’s determination in accordance with the dispute resolution procedure set forth in Section 5.10 of this Creditor Trust Agreement.
     5.12 Limitation of Liability and Indemnification of the Oversight Committee
          5.12.1 The Members of the Oversight Committee shall not be personally liable to the Creditor Trust or to any Beneficiary (or any successor of such entities) except for such of their own respective acts as shall constitute willful misconduct or fraud as determined by a Final Order. The Members of the Oversight Committee and any officers, employees, professionals and agents of any Member of the Oversight Committee, shall be defended, held harmless and

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indemnified and shall be entitled to advancement of their expenses; provided, however, that such Member shall be obligated to repay any amounts advanced hereunder if a court of competent jurisdiction shall determine by a Final Order that such Member violated its standard of care hereunder.
          5.12.2 The obligation of the Creditor Trust to indemnify the Members of the Oversight Committee and their respective officers, employees, professionals and agents hereunder, and any such Person’s rights to be compensated and to be reimbursed for its reasonable out-of-pocket expenses and disbursements, shall constitute indebtedness of the Creditor Trust. In acting hereunder, any Member of the Oversight Committee acts in its representative and not individual capacity. All Persons having any claim against any Member of the Oversight Committee or their agents by reason of the transactions contemplated hereby shall look only to the Creditor Trust Assets for payment or satisfaction thereof.
          5.12.3 The indemnification and exculpation provisions hereunder shall supplement and augment those provisions set forth in the Plan.
ARTICLE VI
CREDITOR TRUST BENEFICIARIES
     6.1 Identification of Beneficiaries
     The beneficial interests of each Beneficiary in the Creditor Trust shall be recorded and set forth in the Claims List maintained by the Creditor Trustee.
     6.2 Beneficial Interest Only
     The ownership of a beneficial interest in the Creditor Trust shall not entitle any Beneficiary or the Debtor to any title in or to the Creditor Trust Assets or to any right to call for a partition or division of such Creditor Trust Assets or to require an accounting, except as specifically provided herein.
     6.3 Ownership of Beneficial Interests Hereunder
     Each Beneficiary shall own a beneficial interest in the Creditor Trust Assets equal in proportion to the Pro Rata share of such Beneficiary’s Allowed Claim in accordance with the Plan.
     6.4 Evidence of Beneficial Interest
     Ownership of a beneficial interest in the Creditor Trust Assets shall not be evidenced by any certificate, security or receipt or in any other form or manner whatsoever, except as maintained on the Claims List.
     6.5 Limitation on Transferability
     It is understood and agreed that the beneficial interests in the Creditor Trust shall be non-assignable during the term of this Creditor Trust Agreement except by operation of law. An

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assignment by operation of law shall not be effective until appropriate notification and proof thereof is submitted to the Creditor Trustee, and the Creditor Trustee may continue to pay all amounts to or for the benefit of the assigning Beneficiary until receipt of proper notification and proof of assignment by operation of law. The Creditor Trustee may rely upon such proof without the requirement of any further investigation. Any notice of a change of beneficial interest ownership as permitted by operation of law shall be forwarded to the Creditor Trustee by registered or certified mail pursuant to the notice provisions set forth in Section 14.10 hereof. The notice shall be executed by both the transferee and the transferor, and the signatures of the parties shall be acknowledged before a notary public and as required by Bankruptcy Rule 3001(e). The notice must clearly describe the interest to be transferred. The Creditor Trustee may conclusively rely upon such signatures and acknowledgments as evidence of such transfer without the requirement of any further investigation.
     6.6 Conflicting Claims
     If any conflicting claims or demands are made or asserted with respect to the Creditor Trust Assets, or if there is any disagreement between the assignees, transferees, heirs, representatives or legatees succeeding to all or a part of the Creditor Trust Assets resulting in adverse claims or demands being made in connection with such assets, then, in any of such events, the Creditor Trustee, following consultation with the Oversight Committee, shall be entitled to refuse to comply with any such conflicting claims or demands. In so refusing, the Creditor Trustee may elect to make no payment or distribution with respect to the Creditor Trust Assets that are the subject of the claims or demands involved, or any part thereof, and to refer such conflicting claims or demands to the Bankruptcy Court, which shall retain jurisdiction over resolution of such conflicting claims or demands. In so doing, the Creditor Trustee shall not be or become liable to any of such parties for its refusal to comply with any of such conflicting claims or demands, nor shall the Creditor Trustee be liable for interest on any funds that it may so withhold. The Creditor Trustee shall be entitled to refuse to act until either: (a) the rights of the adverse claimants have been adjudicated by a Final Order of the Bankruptcy Court; or (b) all differences have been resolved by a valid written agreement among all of such parties and the Creditor Trustee.
ARTICLE VII
PROVISIONS REGARDING DISTRIBUTIONS
     7.1 Timing and Methods of Distributions
          7.1.1 Generally. The Creditor Trustee, on behalf of the Creditor Trust, or such other entity as may be designated by the Creditor Trustee, on behalf of the Creditor Trust, will make all distributions to the Beneficiaries as set forth in, and as required by, this Creditor Trust Agreement, the Plan and the Confirmation Order. Unless the entity or Person receiving a payment agrees otherwise, the Creditor Trustee, in its sole discretion, will make any payment in Cash to be made by the Creditor Trust by check drawn on a domestic bank or by wire transfer from a domestic bank.
          7.1.2 Priority of Distributions. After payment of all unpaid Trustee Expenses, the Creditor Trustee in its good faith judgment and based on available Creditor Trust Assets,

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shall distribute all remaining Cash to holders of Trust Interests, Pro Rata and otherwise as provided in the Plan; provided, however, that, except as otherwise ordered by the Bankruptcy Court, in accordance with section 510 of the Bankruptcy Code, to the extent that the governing instruments and agreements with respect to the TOPrS so provide, all distributions made on account of Class 4 Claims will be paid directly to the holders of Senior Indebtedness on a Pro Rata basis unless and until the holders of such Senior Indebtedness have received distributions in an aggregate amount equal to their Allowed Claims. The Creditor Trustee may withhold from amounts distributable to any entity any and all amounts, determined in the Creditor Trustee’s reasonable discretion, following consultation with the Oversight Committee, to be required by any law, regulation, rule, ruling, directive or other government equivalent of the United States or of any political subdivision thereof, or to otherwise facilitate the administration of the Creditor Trust.
          7.1.3 Distributions by the Creditor Trustee. Subject to the provisions of this Article VII, the Creditor Trustee shall distribute to the holders of Allowed Class 3 Claims and Allowed Class 4 Claims, all net Cash income (including as Cash for this purpose, all cash equivalents) from time to time at such time intervals as decided by the Creditor Trustee following consultation with, and subject to the approval of, the Oversight Committee (but within a reasonable time after creation of a Disputed Claims Reserve (as defined infra) determined to be sufficient to make Pro Rata distributions on Disputed Claims and to pay the Trustee Expenses in full), pursuant to the terms of the Plan and the Confirmation Order. The Creditor Trustee may, following consultation with, and subject to the approval of, the Oversight Committee, cause the Creditor Trust to retain an amount of net Cash proceeds or net Cash income reasonably necessary to maintain the value of its assets, as set forth in, and to effectuate the provisions of, the Plan and the Confirmation Order. The Creditor Trustee may withhold from the amount distributable from the Creditor Trust at any time to any Person (except with respect to the IRS) such sum or sums as may be sufficient to pay any tax or taxes or other charge or charges that have been or may be imposed on such Person or upon the Creditor Trust with respect to the amount distributable or to be distributed under the income tax laws of the United States or of any state or political subdivision or entity by reason of any distribution provided for in this Creditor Trust Agreement, whenever such withholding is required by any law, regulation, rule, ruling, directive or other governmental requirement, and the Creditor Trustee may enter into agreements with taxing or other authorities for the payment of such amounts as may be withheld in accordance with the provisions of this Section 7.1.3. Notwithstanding the foregoing, but without prejudice to the Creditor Trustee’s rights hereunder, such Person shall have the right with respect to the United States, or any state, or any political subdivision of either, to contest the imposition of any tax or other charge by reason of any distribution hereunder.
          7.1.4 Claims List. At least ten (10) days prior to the Effective Date, the Debtor will deliver to the Creditor Trustee a list of all Claims scheduled by the Debtor and/or filed against the Debtor as of such date, the addresses of all such holders as of a record date that is not more than fifteen (15) days prior to the date of the list, the designation and amount of each such Claim as disputed or not disputed, fixed or contingent and liquidated or unliquidated, and, to the extent ascertainable from the Debtor’s books and records, the Employer or Taxpayer Identification Number as assigned by the IRS for each holder (the “Claims List”). The Creditor Trustee shall be entitled to rely upon the Claims List in calculating and making distributions from the Creditor Trust as provided herein; provided, however, that the Claims List shall be

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adjusted from time to time by the Creditor Trustee as necessary to maintain its accuracy. The Creditor Trustee shall also revise the Claims List from time to time upon receipt of notice from a Beneficiary notifying the Creditor Trustee of a change of address or stating that its Claim has been transferred to a new Beneficiary, that the new Beneficiary has complied with any applicable provisions of Bankruptcy Rule 3001(e) (and providing evidence thereof) and setting forth the name and address of such new Beneficiary. The Creditor Trustee shall establish the revised Claims List that is to be used in conjunction with any particular distribution no less than fourteen (14) days prior to the date of such distribution. Nothing herein shall impair or otherwise affect the Creditor Trustee’s right to object to the Allowance of Claims as provided in Section 8.1.
     7.2 Delivery of Distributions
     Subject to the provisions of Bankruptcy Rule 2002(g), and except as otherwise provided herein, distributions and deliveries to holders of record of Trust Interests shall be made at the address of each such holder set forth on the Claims List.
     7.3 No Post-Petition Interest on Claims
     Except as expressly provided in the Plan, the Confirmation Order or any contract, instrument, release, settlement or other agreement entered into in connection with the Plan, or as required by applicable bankruptcy law, post-petition interest will not accrue on account of any Claim and the Creditor Trustee will not distribute post-petition interest on account of any Claim.
     7.4 No Post-Confirmation Date Interest on Claims
     Post-Confirmation Date interest will not accrue on account of any Claim, and the Creditor Trustee will not distribute post-Confirmation Date interest on account of any Claim.
     7.5 Undeliverable Distributions
     If any distribution with respect to a Trust Interest is returned to the Creditor Trustee as undeliverable, no further distributions shall be made to such holder, unless the Creditor Trustee is notified in writing of the Trust Interest holder’s current address. Upon receipt of the notification, the Creditor Trustee will remit all missed distributions to the Trust Interest holder without interest. All claims for undeliverable distributions must be made on or before the first anniversary of the Confirmation Date of the Plan. If a claim is not made within that time, all unclaimed distributions will revert to the Creditor Trust and be distributed Pro Rata to the remaining Beneficiaries of the Creditor Trust. Nothing contained in the Plan, the Confirmation Order or this Creditor Trust Agreement shall require the Creditor Trustee to attempt to locate any holder of an Allowed Class 3 Claim or an Allowed Class 4 Claim.
     7.6 Lapsed Distributions
     Any distribution that has not cleared within ninety (90) days of the date of the distribution will lapse. With respect to any lapsed distributions, the lapsed distribution will revert to the Creditor Trust and be distributed to the remaining Beneficiaries of the Creditor Trust.

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     7.7 Compliance with Tax Requirements/Allocation
     To the extent applicable, the Creditor Trust shall comply with all tax withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Plan and the Confirmation Order shall be subject to such withholding and reporting requirements. For tax purposes, distributions received in respect of Trust Interests will be allocated first to the principal amount of such Claims, with any excess allocated to unpaid accrued interest.
     7.8 Fractional Dollars; De Minimis Distributions
     Notwithstanding anything contained herein to the contrary, payments of fractions of dollars will not be made. Whenever any payment of a fraction of a dollar under this Creditor Trust Agreement, the Plan or the Confirmation Order would otherwise be called for, the actual payment made will reflect a rounding of such fraction to the nearest dollar (up or down), with half dollars being rounded down. The Creditor Trustee shall not be required to make any interim distribution of less than Fifty Dollars ($50) with respect to any Trust Interest. To the extent that any interim distribution is not paid to a Beneficiary on the grounds that it amounts to less than Fifty Dollars ($50), the amount of such withheld distribution shall be reserved for addition to any future distribution or as the final distribution to such Beneficiary, and may be made at that time if the total distribution is at least Fifty Dollars ($50).
     7.9 Setoffs
     The Creditor Trustee may, pursuant to sections 502(d) or 553 of the Bankruptcy Code or applicable non-bankruptcy law, set off against any Allowed Class 3 Claim or Allowed Class 4 Claim and the distributions to be made pursuant to the Plan and the Confirmation Order on account thereof (before any distribution is made on account of such Claim), the claims, rights and causes of action of any nature that the Creditor Trust may hold against the holder of such Allowed Class 3 Claim or Allowed Class 4 Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim shall constitute a waiver or release by the Creditor Trust or the Estate of any such claims, rights and causes of action that they may possess against such holder.
     7.10 Preservation of Debtor’s Subordination Rights
     All subordination rights and claims relating to the subordination by the Debtor or its Estate of the Allowed Class 3 Claims and Allowed Class 4 Claims of any Creditor shall remain valid and enforceable by the Creditor Trust, unimpaired in accordance with section 510 of the Bankruptcy Code or otherwise, and may be asserted by the Creditor Trustee as necessary or appropriate.

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ARTICLE VIII
PROCEDURES FOR RESOLUTION OF DISPUTED, CONTINGENT AND
UNLIQUIDATED CLAIMS
     8.1 Objections to Claims; Prosecution of Disputed Claims
     The Creditor Trustee, following consultation with, and subject to the approval of, the Oversight Committee, and on behalf of the Creditor Trust, may file objections to Claims, even if such Claims were scheduled by the Debtor as undisputed, liquidated and non-contingent. The Creditor Trustee shall have the authority to file, settle, compromise or withdraw any objections to Claims, without approval of the Bankruptcy Court. The Creditor Trustee shall file objections to Claims no later than 180 days after the Effective Date (unless extended by an order of the Bankruptcy Court). Notwithstanding the deadline to file objections to Claims provided in the Plan, the Creditor Trustee may file objections to Claims within ninety (90) days of the filing of an amended Claim. Nothing herein or in the Plan shall limit or otherwise affect the right of any party-in-interest under section 502(a) of the Bankruptcy Code to object to any Claim.
     8.2 Estimation of Claims
     The Creditor Trustee, on behalf of the Creditor Trust, may at any time request that the Bankruptcy Court estimate any contingent or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code, regardless of whether the Debtor, the Committee or the Creditor Trustee previously have objected to such Claim or whether the Bankruptcy Court has ruled on any such objection. The Bankruptcy Court will retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to such Claim, including, without limitation, during the pendency of any appeal relating to any such objection. Subject to the provisions of section 502(j) of the Bankruptcy Code, in the event that the Bankruptcy Court estimates any contingent or Disputed Claim, the amount so estimated shall constitute the maximum allowed amount of such Claim. If the estimated amount constitutes a maximum limitation on the amount of such Claim, the Creditor Trust may pursue supplementary proceedings to object to the allowance of such Claim. All of the aforementioned objection, estimation and resolution procedures are intended to be cumulative and not exclusive of one another. Claims may be estimated and subsequently compromised, settled, withdrawn or resolved by any mechanism approved by the Bankruptcy Court.
     8.3 Disputed Claims
          8.3.1 If the Creditor Trustee or other party-in-interest has objected to a Claim, distributions will be withheld only with respect to the amount actually in dispute, and such objection shall not affect payments or distributions under the Plan on the undisputed portion of the Claim.
          8.3.2 The Creditor Trustee shall maintain, in accordance with the Creditor Trustee’s powers and responsibilities under the Plan, the Confirmation Order and this Creditor Trust Agreement, a reserve for any distributable amounts required to be set aside on account of Disputed Claims (the “Disputed Claims Reserve”).

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          8.3.3 Once a Disputed Claim becomes an Allowed Claim, the Creditor Trustee shall, as soon as practicable following the entry of a Final Order regarding the allowance of such Claim, and to the extent of the allowance of such Claim, distribute to the holder thereof, from the Disputed Claims Reserve, such amount of Creditor Trust Assets as would have been distributed to such holder if the allowed portion of its Claim had been an Allowed Claim on the Confirmation Date, less such holder’s share of any taxes paid or payable by the Disputed Claims Reserve. If a Disputed Claim becomes disallowed, in whole or part, the Creditor Trustee shall reallocate the disallowed amount previously set aside in the Disputed Claims Reserve in connection with such Disputed Claim among the Beneficiaries and the Disputed Claims Reserve on behalf of the Disputed Claims not yet resolved, as applicable, all to be distributed pursuant to Article VII of this Creditor Trust Agreement.
ARTICLE IX
LIABILITY AND EXCULPATION PROVISIONS
     9.1 Standard of Liability
     In no event shall the Creditor Trustee or the Creditor Trust, or their respective Professionals, Non-Professionals or representatives, be held personally liable for any claim asserted against the Creditor Trust or the Creditor Trustee, or any of their Professionals, Non-Professionals or representatives. Specifically, the Creditor Trustee, the Creditor Trust and their respective Professionals, Non-Professionals or representatives shall not be liable for any negligence or any error of judgment made in good faith with respect to any action taken or omitted to be taken in good faith. Notwithstanding the foregoing, the Creditor Trust or the Creditor Trustee, or any of their Professionals, Non-Professionals or representatives may be held personally liable to the extent that the action taken or omitted to be taken by each of the same or their respective Professionals, Non-Professionals or representatives is determined by a Final Order to be solely due to their own respective gross negligence, willful misconduct, fraud or, solely in the case of the Creditor Trustee, breach of fiduciary duty other than negligence. Any act or omission taken with the approval of the Bankruptcy Court will be conclusively deemed not to constitute gross negligence, willful misconduct, fraud or a breach of fiduciary duty.
     9.2 Reliance by Creditor Trustee
     Except as otherwise provided in Article III hereof:
          (a) the Creditor Trustee may rely, and shall be protected in acting upon, any resolution, certificate, statement, installment, opinion, report, notice, request, consent, order or other paper or document reasonably believed by him or her to be genuine and to have been signed or presented by the proper party or parties except as otherwise provided in the Plan or the Confirmation Order; and
          (b) the Creditor Trustee shall not be liable for any action reasonably taken or not taken by him or her in accordance with the advice of a Professional retained pursuant to Article XI, and persons dealing with the Creditor Trustee shall look only to the Creditor Trust Assets to satisfy any liability incurred by the Creditor Trustee to such person in carrying out the terms of this Creditor Trust Agreement, and the Creditor Trustee shall have no personal

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obligation to satisfy any such liability, except to the extent that actions taken or not taken after the Effective Date by the Creditor Trustee are determined by a Final Order to be solely due to the Creditor Trustee’s own gross negligence, willful misconduct, fraud or breach of fiduciary duty, other than negligence.
     9.3 Exculpation
          9.3.1 From and after the Effective Date, the Creditor Trustee and its Professionals, Non-Professionals and representatives shall be and hereby are exculpated by all Persons, including, without limitation, holders of Claims and other parties in interest, from any and all claims, causes of action and other assertions of liability arising out of the discharge of the powers and duties conferred upon said parties pursuant to or in furtherance of this Creditor Trust Agreement, the Plan, the Confirmation Order or any order of the Bankruptcy Court or applicable law or otherwise, except only for actions taken or not taken, from and after the Effective Date only to the extent determined by a Final Order to be solely due to their own respective gross negligence, willful misconduct, fraud or, solely in the case of the Creditor Trustee, breach of fiduciary duty, other than negligence.
          9.3.2 No holder of a Claim or other party-in-interest will be permitted to pursue any claim or cause of action against the Creditor Trustee or its Professionals, Non-Professionals or representatives for making payments in accordance with the Plan or the Confirmation Order or for implementing the provisions of the Plan or the Confirmation Order. Any act taken or not taken by the Creditor Trustee with the approval of the Bankruptcy Court will be conclusively deemed not to constitute gross negligence, willful misconduct or fraud or, solely in the case of the Creditor Trustee, a breach of fiduciary duty, other than negligence.
     9.4 Indemnification
     The Creditor Trust shall indemnify, defend and hold harmless the Creditor Trustee and its respective Professionals, Non-Professionals and representatives from and against any and all claims, causes of action, liabilities, obligations, losses, damages or expenses (including reasonable attorneys’ fees and expenses) occurring after the Effective Date, other than to the extent determined by a Final Order to be solely due to their own respective gross negligence, willful misconduct or fraud or, solely in the case of the Creditor Trustee, breach of fiduciary duty, other than negligence, to the fullest extent permitted by applicable law.
ARTICLE X
ADMINISTRATION
     10.1 Purpose of the Creditor Trust
     The Creditor Trust shall be established for the primary purpose of liquidating its assets, in accordance with Treas. Reg. § 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business except to the extent reasonably necessary to, and consistent with, the liquidating purpose of the Creditor Trust. Accordingly, the Creditor Trust shall, in an expeditious but orderly manner, liquidate and convert to Cash the Creditor Trust Assets, make

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timely distributions to the Beneficiaries and not unduly prolong the duration of the Creditor Trust.
     10.2 Books and Records
          10.2.1 Maintenance of Books and Records. The Creditor Trustee shall maintain, with respect to the Creditor Trust and the Beneficiaries, books and records relating to the assets and income of the Creditor Trust and the payment of expenses of and liabilities of, claims against or assumed by, the Creditor Trust in such detail and for such period of time as the Creditor Trustee determines, after consultation with the Oversight Committee, may be necessary to make full and proper accounting in respect thereof in accordance with Article X hereof and to comply with applicable provisions of law. Except as otherwise provided herein, in the Plan, or in the Confirmation Order, nothing in this Creditor Trust Agreement requires the Creditor Trust to file any accounting or seek approval of any court with respect to the administration of the Creditor Trust, or as a condition for making any payment or distribution out of the Creditor Trust Assets. Subject to all applicable privileges, the Beneficiaries shall have the right, in addition to any other rights they may have pursuant to this Creditor Trust Agreement, under the Plan and the Confirmation Order, or otherwise, upon thirty (30) days’ prior written notice delivered to the Creditor Trustee, to request a reasonable inspection (as determined by the Creditor Trustee, following consultation with the Oversight Committee) of such books and records; provided, however, that, if so requested, such Beneficiary shall: (a) first enter into a confidentiality agreement satisfactory in form and substance to the Creditor Trustee and the Oversight Committee; (b) make such other reasonable arrangements as requested by the Creditor Trustee and the Oversight Committee; and (c) bear all costs and expenses of such inspection.
          10.2.2 Consultation. The Creditor Trustee shall consult with the Oversight Committee in good faith regarding all material issues affecting the Creditor Trust, including, without limitation, the resolution of objections to Disputed Claims and the disposition of Creditor Trust Assets, and seek the prior approval (written, as applicable) from the Oversight Committee as may be required by this Creditor Trust Agreement, except to the extent: (a) the Oversight Committee or any individual Oversight Committee Member is encumbered by a conflict of interest that has been disclosed or otherwise becomes known to the Creditor Trustee, in which event the Creditor Trustee shall seek the advice and approval, as may be required, of the Oversight Committee without such Member, except as provided in Section 5.11 hereof; and (b) the Oversight Committee instructs the Creditor Trustee, in writing, that the Creditor Trustee need not consult it with respect to one or more particular issues. In addition, the Creditor Trustee, at the written request of the Oversight Committee, shall present one or more budgets for the Creditor Trust that set forth expected disbursements for litigation, operations and other purposes.
          10.2.3 Quarterly Reports. Within thirty (30) days after the conclusion of every calendar quarter during the term of this Creditor Trust Agreement following the Effective Date, the Creditor Trustee shall provide a Quarterly Report to the Oversight Committee and shall file it with the Bankruptcy Court. The Quarterly Report shall set forth: (a) all distributions to Beneficiaries during the calendar quarter; (b) a summary of the Creditor Trust deposits and disbursements during the calendar quarter; and (c) a summary of the Creditor Trust Assets.

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          10.2.4 Distribution of Reports. Within ten (10) business days after the end of the relevant Quarterly Report preparation period, the Creditor Trustee shall make available any information listed in Section 10.2.3 above to the Oversight Committee and (if requested) to the U.S. Trustee, and, to the extent required under the Bankruptcy Rules or other local rules, shall file the same with the Bankruptcy Court.
          10.2.5 Posting of Reports. The Creditor Trustee may post any report or records required to be provided under this Section 10.2 on a website maintained by the Creditor Trustee in lieu of actual delivery of such reports or records to the Oversight Committee (unless otherwise required by law), subject to the provisions of notice of such website and its purpose to the Oversight Committee.
          10.2.6 Privilege, Access to Records. Transfer of the books and records of the Debtor shall not constitute a waiver of or otherwise affect any claims of privilege, including, but not limited to, the attorney-client privilege. The Creditor Trustee shall afford reasonable access to the Debtor’s books and records to the Debtor and the Debtor’s current and former officers, directors and employees for all corporate purposes, including, but not limited to, litigation and related matters, tax and related matters and employment-related matters.
          10.2.7 Confidential and Private Information. The Creditor Trustee shall take the Debtor’s books and records subject to all obligations and responsibilities related to the same, including, without limitation, all requirements under state and federal law related to the preservation, safeguarding and dissemination of confidential and private information.
     10.3 Security Interests
     The Creditor Trustee, its respective Professionals and Non-Professionals and the U.S. Trustee are hereby granted a first-priority lien on, and security interest in, the Creditor Trust Assets to secure the payment of all amounts owed to, accrued or reserved on account of, to be retained by or otherwise due hereunder to each of the above. The Creditor Trustee shall cause the Creditor Trust to take such actions and execute such documents as the Creditor Trustee, its respective Professionals and Non-Professionals and the U.S. Trustee deem appropriate to perfect the security interests granted hereunder. The Creditor Trustee is authorized to execute and deliver all documents on behalf of the Creditor Trust to accomplish the purposes of this Creditor Trust Agreement, the Plan and the Confirmation Order.
     10.4 Compliance with Laws
     Any and all distributions of Creditor Trust Assets shall comply with all applicable laws and regulations, including, but not limited to, applicable federal and state tax and securities laws.
ARTICLE XI
PROFESSIONALS AND NON-PROFESSIONALS
     11.1 Retention of Professionals and Non-Professionals
          11.1.1 Retention of Professionals. Subject to the approval of the Oversight Committee, the Creditor Trustee, upon the later to occur of the Effective Date and acceptance by

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the Creditor Trustee of its appointment in accordance with the Plan and this Creditor Trust Agreement, shall have the right to retain its own professionals without any further approval by any court or otherwise including, without limitation, legal counsel, accountants, experts, advisors, consultants, investigators, appraisers, real estate brokers, auctioneers and other professionals as the Creditor Trustee deems appropriate (collectively, the “Professionals”). Such Professionals shall be compensated in accordance with Section 11.3 hereof. The Professionals so retained need not be “disinterested” as that term is defined in the Bankruptcy Code and may include, without limitation, counsel and financial advisors of any party in the Case for efficiency.
          11.1.2 Retention of Non-Professionals. Subject to the approval of the Oversight Committee, the Creditor Trustee, upon the later to occur of the Effective Date and acceptance by the Creditor Trustee of its appointment in accordance with the Plan and this Creditor Trust Agreement, shall have the right to retain non-professionals without any further approval by any court or otherwise including, without limitation, employees, independent contractors or other agents as the Creditor Trustee deems appropriate (the “Non-Professionals”). Such Non-Professionals shall be compensated in accordance with Section 11.3 hereof. The Non-Professionals so retained need not be “disinterested” as that term is defined in the Bankruptcy Code and may include, without limitation, employees, independent contractors and agents of the Debtor or the Committee.
     11.2 Retention of Creditor Trustee’s Legal Counsel
     The initial Creditor Trustee has chosen to retain Freeborn & Peters LLP (“F&P”) as its counsel. Such retention is made pursuant to this Article XI without any further approval by any court. F&P is a Professional as that term is used herein, and shall be compensated in accordance with Section 11.3 hereof.
     11.3 Compensation of Professionals and Non-Professionals
     Each Professional and Non-Professional shall submit monthly invoices to the Creditor Trustee for its fees and expenses incurred in connection with services requested by, and provided to, the Creditor Trustee. The Creditor Trustee may pay the reasonable fees and expenses of such Professionals and Non-Professionals as an expense of the Creditor Trust without application to the Bankruptcy Court, subject to the following procedure: Each Professional and Non-Professional shall serve its fee invoice (which shall contain detailed time entries) upon the Creditor Trustee no more frequently than once a month. The Creditor Trustee shall have until fourteen (14) days after its receipt of an invoice (the “Objection Deadline”) to review such invoice and deliver to the applicable Professional or Non-Professional, any objections thereto. Any objection to an invoice (each an “Objection”) must: (a) be in writing; and (b) set forth the precise nature of the Objection and the amount of objectionable fees and expenses at issue. If no Objection is timely filed, served and received in respect of an invoice, then the Professional or Non-Professional shall be entitled to payment from the Creditor Trust on such invoice. If a timely Objection is filed, the Professional or Non-Professional shall be entitled to payment from the Creditor Trust of only that portion of the invoice that is not the subject of the Objection, and the Creditor Trustee and the affected Professional or Non-Professional may attempt to resolve on a consensual basis that portion of the invoice that is the subject of the Objection. If the parties are unable to reach a resolution of the Objection, the affected Professional or Non-Professional

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may file a request for payment of the disputed amount with the Bankruptcy Court and serve such request on the Creditor Trustee on regular notice, and the Creditor Trustee or the affected Professional or Non-Professional may request, by motion, that the Bankruptcy Court adjudicate and rule on the Objection.
ARTICLE XII
TAXES
     12.1 Tax Returns and Payments
     The Creditor Trustee will be responsible for: (a) the preparation and timely filing of all required federal, state and local tax returns for the Creditor Trust and the Debtor; (b) the timely payment of any taxes shown on such returns as owing by the Creditor Trust or the Debtor (as applicable) from the applicable Creditor Trust Assets; and (c) the preparation and timely distribution to the Beneficiaries of any necessary federal, state or local information returns. The Creditor Trustee will retain all tax returns and supporting documentation until the expiration of the applicable statute of limitations. The Creditor Trustee may request an expedited determination of the taxes owed by the Debtor, the Creditor Trust or any Disputed Claims Reserve under section 505(b) of the Bankruptcy Code for any tax return for which such determination may be requested.
     12.2 Creditor Trust
     The Creditor Trustee will file tax returns pursuant to Treas. Reg. § 1.671-4(a) on the basis that the Creditor Trust is a grantor trust that is a “liquidating trust” within the meaning of Treas. Reg. § 301.7701-4(d) and related regulations. Pursuant to such provisions, for federal income tax purposes, the Creditor Trustee will allocate to the Beneficiaries their applicable shares of any income or loss of the Creditor Trust Assets, and such Beneficiaries will be subject to tax on the Creditor Trust Assets’ taxable income on a current basis. As soon as reasonably practicable after the close of each calendar year, the Creditor Trustee will send each affected Beneficiary a statement setting forth such Beneficiary’s share of the Creditor Trust’s income, gain, deduction, loss and credit for the year and will instruct the Beneficiary to report all such items on his, her or its tax return for such year and pay any tax due with respect thereto.
     12.3 Disputed Claims Reserve
     The Creditor Trustee will file all applicable tax and other returns and statements for the Disputed Claims Reserve in accordance with the requirements for discrete trusts taxed pursuant to section 641, et seq. of the Internal Revenue Code or as “disputed ownership funds” within the meaning of Treas. Reg. § 1.468B-9(b)(1), as applicable. In addition, the Creditor Trustee will pay from the applicable Creditor Trust Assets on a current basis any taxes owed on any net income or gain of such Disputed Claims Reserve.
     12.4 Tax Withholding and Reporting; Liability for Taxes
     The Creditor Trustee (and its designees) will comply with all applicable tax withholding and reporting requirements imposed on it or on the Creditor Trust by any governmental unit, and all distributions pursuant to the Plan will be subject to applicable withholding and reporting

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requirements. The Creditor Trustee (and its designees) will be authorized to take any actions that may be necessary or appropriate to comply with such tax withholding and reporting requirements, including liquidating a portion of the distribution to be made under the Plan to generate sufficient funds to pay applicable withholding taxes or establishing any other mechanism the Creditor Trustee believes is reasonable and appropriate following consultation with the Oversight Committee, including requiring holders of Claims to submit appropriate tax and withholding certifications. To the extent any Claim holder fails to submit appropriate tax and withholding certifications as required by the Creditor Trustee, such Claim holder’s distribution may, in the Creditor Trustee’s reasonable discretion, be deemed undeliverable and be subject to the provisions of the Plan and this Creditor Trust Agreement with respect to undeliverable distributions. Each Person or entity receiving (or deemed to receive) a distribution pursuant to the Plan will have sole responsibility for the payment of any taxes imposed on it.
ARTICLE XIII
TERMINATION OF THE CREDITOR TRUST
     13.1 Duration and Extension
     The Creditor Trust will terminate no later than the fifth (5th) anniversary of the Effective Date; provided, however, that on or prior to the date six (6) months prior to such termination, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Creditor Trust for a finite period if it is necessary to the liquidating purpose thereof. Multiple extensions may be obtained so long as Bankruptcy Court approval is obtained at least six (6) months prior to the expiration of such extended term; provided, however, that prior to requesting any such extension, the Creditor Trustee must receive an opinion of counsel or a favorable ruling from the IRS that any further extension would not adversely affect the status of the trust as a grantor trust for federal income tax purposes.
     13.2 Termination Upon Distribution of All Creditor Trust Assets
     The Creditor Trust will terminate and the Creditor Trustee will have no additional responsibility in connection therewith except as may be required to effectuate such termination under relevant law and except as described in Section 13.4 hereof, upon the latest of: (a) the payment of all costs, expenses and obligations incurred in connection with administering the Creditor Trust; (b) the distribution of all remaining Creditor Trust Assets; (c) the closure or dismissal of the Case; and (d) the completion of any necessary or appropriate reports, tax returns or other documentation determined by the Creditor Trustee, in its reasonable discretion, to be necessary, appropriate or desirable, in each case pursuant to and in accordance with the Plan, the Confirmation Order and this Creditor Trust Agreement.
     13.3 Diligent Administration
     The Creditor Trustee shall: (a) not unduly prolong the duration of the Creditor Trust; (b) at all times endeavor to resolve, settle or otherwise dispose of all claims that constitute Creditor Trust Assets; (c) effect the distribution of the Creditor Trust Assets to the Beneficiaries in accordance with the terms hereof; and (d) endeavor to terminate the Creditor Trust as soon as practicable and without derogating from the Plan or this Creditor Trust Agreement. Prior to and

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upon termination of the Creditor Trust, the Creditor Trustee shall distribute the Creditor Trust Assets to the Beneficiaries in accordance with their distribution rights under the Plan and the Confirmation Order, subject to the provisions set forth herein. If any distributions of the Creditor Trust are not duly claimed, the Creditor Trustee shall dispose of all such distributions in accordance with the Plan, the Confirmation Order and this Creditor Trust Agreement.
     13.4 Other Termination Procedures
     Upon termination of this Creditor Trust, the Creditor Trustee will file a written notice with the Bankruptcy Court disclosing the Creditor Trust’s termination. Notwithstanding the foregoing, after the termination of the Creditor Trust, the Creditor Trustee will have the power to exercise all the rights, powers and privileges herein conferred solely for the purpose of liquidating and winding up the affairs of the Creditor Trust. Except as otherwise provided under the Plan or this Creditor Trust Agreement, for a period of five (5) years after the distribution of all of the Creditor Trust Assets, the Creditor Trustee will retain the books, records and files that have been delivered to or created by the Creditor Trustee, at which time the Creditor Trustee may dispose of such books, records and files in any manner that the Creditor Trustee deems appropriate. Except as otherwise specifically provided herein, after termination of this Creditor Trust Agreement, the Creditor Trustee shall have no further duties or obligations hereunder.
ARTICLE XIV
MISCELLANEOUS PROVISIONS
     14.1 Intention of Parties to Establish a Grantor Trust
     This Creditor Trust Agreement is intended to create a grantor trust for United States federal income tax purposes and, to the extent provided by law, shall be governed and construed in all respects as a grantor trust.
     14.2 Preservation of Privilege
     In connection with the rights, claims and Causes of Action that constitute the Creditor Trust Assets, any attorney-client privilege, work-product privilege or other privilege or immunity attaching to any documents or communications (whether written or oral) transferred to the Creditor Trust shall vest in the Creditor Trust and its representatives, and the Debtor and the Committee, on the one hand, and the Creditor Trustee, on the other hand, are authorized to take all necessary actions to effectuate the transfer of such privileges. For the avoidance of doubt, neither the Creditor Trustee nor the Creditor Trust shall be treated as a successor to the Debtor or its Estate for any purpose.
     14.3 Cooperation
     The Debtor shall provide the Creditor Trustee with access to or copies of such of its books and records as the Creditor Trustee shall reasonably require for the purpose of performing its duties and exercising its powers under this Creditor Trust Agreement, the Plan or the Confirmation Order. All third parties in possession of the Debtor’s books and records shall provide the Creditor Trustee with similar cooperation, and the Creditor Trustee shall have the right to seek appropriate relief from the Bankruptcy Court or any other court with jurisdiction

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over the matter to the extent that a third party unreasonably refuses to cooperate with the Creditor Trustee’s requests.
     14.4 Payment of Statutory Fees
     Following the transfer of all Creditor Trust Assets to the Creditor Trust on and after the Effective Date and through the date that a final decree is entered in the Case, the Creditor Trust shall be obligated to pay any U.S. Trustee fees associated with the Case pursuant to 28 U.S.C. § 1930(a)(6).
     14.5 Prevailing Party
     In the event of a dispute regarding the provisions of this Creditor Trust Agreement or the enforcement thereof, the prevailing party shall be entitled to collect any and all costs, expenses and fees, including attorneys’ fees, from the non-prevailing party incurred in connection with such dispute or enforcement action.
     14.6 Implied Authority of the Creditor Trustee
     No person dealing with the Creditor Trust shall be obligated to inquire into the authority of the Creditor Trustee in connection with the protection, conservation or disposition of Creditor Trust Assets.
     14.7 Confidentiality
     The Creditor Trustee, its employees, Professionals and Non-Professionals, and each Member of the Oversight Committee (each a “Confidential Party” and collectively the “Confidential Parties”) shall hold strictly confidential and not use for personal gain any material, non-public information of which they have become aware in their capacity as a Confidential Party, of or pertaining to any entity to which any of the Creditor Trust Assets relate; provided, however, that such information may be disclosed if: (a) it is now or in the future becomes generally available to the public other than as a result of a disclosure by the Confidential Parties; (b) was available to the Confidential Parties on a non-confidential basis prior to its disclosure to the Confidential Parties pursuant to this Creditor Trust Agreement; (c) becomes available to the Confidential Parties on a non-confidential basis from a source other than their work in connection with the Debtor or the Creditor Trust, provided that the source is not also bound by a confidentiality agreement with the Debtor or the Creditor Trust; or (d) such disclosure is required of the Confidential Parties pursuant to legal process including but not limited to subpoena or other court order or other applicable laws or regulations. In the event that any Confidential Party is requested to divulge confidential information pursuant to subparagraph (d), such Confidential Party shall promptly, in advance of making such disclosure, provide reasonable notice of such required disclosure to the Creditor Trustee to allow the Creditor Trustee sufficient time to object to or prevent such disclosure through judicial or other means and shall cooperate reasonably with the Creditor Trustee in making any such objection, including, but not limited to, appearing in any judicial or administrative proceeding in support of the Creditor Trustee’s objection to such disclosure.

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     14.8 Governing Law; Submission to Jurisdiction; Service of Process
     This Creditor Trust Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to rules governing the conflict of law. The Bankruptcy Court will have exclusive jurisdiction over any dispute arising out of or in connection with the transactions contemplated by this Creditor Trust Agreement. The parties to this Creditor Trust Agreement consent to the exclusive jurisdiction of the Bankruptcy Court (and of the appropriate appellate courts therefrom) and irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of the venue of any such dispute in the Bankruptcy Court or that any such dispute brought in the Bankruptcy Court has been brought in an inconvenient forum. This Creditor Trust Agreement is subject to any order or act of the Bankruptcy Court applicable hereto. Process may be served on any party anywhere in the world, whether within or without the jurisdiction of the Bankruptcy Court. Without limiting the foregoing, each party to this Creditor Trust Agreement agrees that service of process on that party may be made upon the designated Person or entity at the address provided in Section 14.10 hereof and will be deemed to be effective service of process on that party.
     14.9 Severability
     If any provision of this Creditor Trust Agreement or the application thereof to any Person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Creditor Trust Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and shall be valid and enforceable to the fullest extent permitted by law.
     14.10 Notices
     Any notice or other communication hereunder shall be in writing and shall be deemed to have been sufficiently given, for all purposes, if delivered via personal delivery, first-class mail (unless registered or certified mail is required), facsimile or electronic mail to the addresses as set forth below, or such other addresses as may be filed with the Bankruptcy Court:
     Creditor Trustee:
Barry A. Chatz
Arnstein & Lehr LLP
120 South Riverside Plaza, Suite 1200
Chicago, Illinois 60606
Telephone: 312-876-6670
Facsimile: 312-876-6241
E-Mail: bachatz@arnstein.com

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with a copy to:
Richard S. Lauter, Esq.
Freeborn & Peters LLP
311 South Wacker Drive, Suite 3000
Chicago, Illinois 60606
Telephone: 312-360-6000
Facsimile: 312-360-6520
E-Mail: rlauter@freebornpeters.com
Debtor

Thomas G. Wallrich, Esq.
Hinshaw & Culbertson LLP
333 South Seventh Street, Suite 2000
Minneapolis, Minnesota 55402
Telephone: 612-334-2594
Facsimile: 612-334-8888
E-Mail: twallrich@hinshawlaw.com
Oversight Committee:

Daniel R. Kadolph
519 Arbor Lane
South Elgin, Illinois 60177
Telephone: 708-805-3197
Facsimile:
E-Mail:dkadolph@aol.com
David Peck
1301 Brighton Drive
Wheaton, Illinois 60189
Telephone: 630-388-8201
Facsimile:
E-Mail:dcpeck44@gmail.com

Barry I. Forrester
11 North Vine Street
Hinsdale, Illinois 60521-3314
Telephone: 630-655-1601
Facsimile: 630-655-1601
E-Mail: barry.forrester@torwoodcapital.com

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Gregg R. Weyer
                                       &n bsp;

Telephone:
Facsimile:
E-Mail:
                                       & nbsp;

Telephone:
Facsimile:
E-Mail:
     14.11 Notices if to a Beneficiary
     Any notice or other communication hereunder shall be in writing and shall be deemed to have been sufficiently given, for all purposes, if deposited, postage prepaid, in a post office or letter box addressed to the person for whom such notice is intended to the name and address set forth on the Claims List.
     14.12 Headings
     The Article and Section headings contained in the Creditor Trust Agreement are solely for the convenience of reference and shall not affect the meaning or interpretation of this Creditor Trust Agreement or of any term or provision hereof.
     14.13 Counterparts and Facsimile Signatures
     This Creditor Trust Agreement may be executed in counterparts and a facsimile or other electronic form of signature shall be of the same force and effect as an original.
     14.14 Amendment or Waiver
     Any substantive provision of this Creditor Trust Agreement may be materially amended or waived by the Creditor Trustee, subject to the prior approval of a three-fifths vote of the Members of the Oversight Committee, with the approval of the Bankruptcy Court upon notice and an opportunity for a hearing; provided, however, that no change may be made to this Creditor Trust Agreement that would adversely affect the federal income tax status of the Creditor Trust as a “grantor trust,” if applicable. Technical or non-material amendments to or waivers of portions of this Agreement may be made by the Creditor Trustee without the approval of the Bankruptcy Court, as necessary, to clarify this Creditor Trust Agreement or to enable the Creditor Trust to effectuate the terms of this Creditor Trust Agreement; provided, however, that such amendments are subject to the prior approval of a three-fifths vote of the Members of the Oversight Committee.

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     14.15 Intervention
     On the Effective Date, and without requirement of obtaining any order of the Bankruptcy Court, the Creditor Trustee shall be deemed to have intervened or substituted as plaintiff, moving, defendant or additional party, as appropriate, in any adversary proceeding, contested matter, Claim objection or other motion that was filed prior to the Effective Date, where the subject matter of such action involves any Disputed Claim, any Creditor Trust Asset or any Claim, to the extent such Claim impacts the Creditor Trust Assets.
[Remainder of Page Intentionally Blank]

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     IN WITNESS WHEREOF, the Parties hereto have either executed and acknowledged this Creditor Trust Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers all as of the date first above written.

CREDITOR TRUSTEE
By:
Barry A.Chatz, not individually, but solely
as trustee of the Creditor Trust

MIDWEST BANC HOLDINGS, INC.
By:
Roberto R.Herencia
Its President and CEO

OFFICIAL COMMITTEE OF UNSECURED CREDITORS
By:
Its Chair

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EXHIBIT B
Executory Contracts and Unexpired Leases To Be Assumed and Assigned
1.	E-mail Archiving & Management — smarsh

The Debtor receives e-mail archiving and management services from smarsh. The contract with smarsh has no fixed term, and costs average approximately $400.00 per month.

As of the Petition Date, the balance owing on the smarsh contract was $2,960.00. The Debtor has remained current on all post-petition obligations, and the Cure Amount Claim with respect to the smarsh contract will be $2,960.00. The Cure Amount Claim will be paid in full by check mailed on the Confirmation Date.

The smarsh contract will be assigned to the Creditor Trust, which shall be responsible for all obligations under, and will be entitled to all benefits of, and to exercise all rights with respect to, such contract.

2.	Secure E-mail Hosting — AppRiver, LLC

The Debtor receives secure e-mail hosting and related services from AppRiver, LLC. The contract has no fixed term, and costs average approximately $300.00 per month.

As of the Petition Date, the Debtor was current on all obligations under the AppRiver, LLC contract. The Debtor has remained current on all post-petition obligations, and the Debtor will have no cure obligations arising out of the assumption. Accordingly, the Cure Claim Amount will be $0.00.

The AppRiver, LLC contract will be assigned to the Creditor Trust, which shall be responsible for all obligations under, and will be entitled to all benefits of, and to exercise all rights with respect to, such contract.

3.	Document Storage — Iron Mountain Incorporated

The Debtor rents document storage space from Iron Mountain Incorporated. The contract has no fixed term, and costs average approximately $130.00 per month.

As of the Petition Date, the balance owing on the Iron Mountain Incorporated contract was $1,448.70. The Debtor has remained current on all post-petition obligations, and the Cure Amount Claim with respect to the Iron Mountain Incorporated contract will be $1,448.70. The Cure Amount Claim will be paid in full by check mailed on the Confirmation Date.

The Iron Mountain Incorporated contract will be assigned to the Creditor Trust, which shall be responsible for all obligations under, and will be entitled to all benefits of, and to exercise all rights with respect to, such contract.

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